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                                                                   EXHIBIT 10-28













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                                 LOAN AGREEMENT


                         Dated as of November 15, 1996


                                     BETWEEN


                          THE BADLANDS GOLF CLUB, INC.

                                    BORROWER


                                       AND


                      NATIONSCREDIT COMMERCIAL CORPORATION

                                     LENDER





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                                TABLE OF CONTENTS
                                -----------------

                                                                         PAGE
                                                                         ----

   ARTICLE 1   DEFINITIONS..............................................   1
         1.1   Defined Terms............................................   1
               "Advance"................................................   2
               "Assignment of Contracts"................................   2
               "Assignment of Leases"...................................   2
               "Assignment of Permits"..................................   2
               "Bankruptcy Code"........................................   2
               "Base Rate"..............................................   2
               "Borrower's Designer"....................................   2
               "Business Day"...........................................   2
               "Calculation Date".......................................   2
               "Capital Reserve"........................................   2
               "Change Order"...........................................   2
               "Closing"................................................   2
               "Code"...................................................   2
               "Commercial Paper Rate"..................................   2
               "Completion Date"........................................   3
               "Completion of Construction Work"........................   3
               "Construction Advance"...................................   3
               "Construction Budget"....................................   3
               "Construction Period"....................................   3
               "Construction Schedule"..................................   3
               "Construction Work"......................................   3
               "DSCR"...................................................   3
               "Default Rate"...........................................   3
               "Direct Costs"...........................................   3
               "Earnout Advance"........................................   4
               "Environmental Indemnity"................................   4
               "Event of Default".......................................   4
               "Financing Statements"...................................   4
               "Fixed Rate".............................................   4
               "General Contract".......................................   4
               "General Contractor".....................................   4
               "Governmental Authority".................................   4
               "Gross Revenues".........................................   4
               "Guarantor"..............................................   4
               "Guaranty"...............................................   5
               "Impositions"............................................   5
               "Improvements"...........................................   5
               "Incipient Default"......................................   5
               "Indebtedness"...........................................   5

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               "Indirect Costs".........................................   5
               "Initial Disbursement"...................................   5
               "Interest Rate"..........................................   5
               "Lease"  ................................................   5
               "Lender's Consultant"....................................   5
               "LIBOR Rate".............................................   5
               "Loans"  ................................................   6
               "Loan Documents".........................................   6
               "Loan Month".............................................   6
               "Loan Party".............................................   6
               "Management Agreement"...................................   6
               "Maturity Date"..........................................   6
               "Mortgage"...............................................   6
               "Net Cash Flow"..........................................   6
               "Net Operating Income"...................................   6
               "New Loan"...............................................   7
               "Note"   ................................................   7
               "Operating Expenses".....................................   7
               "Other Loan Agreement"...................................   7
               "PAR Funds"..............................................   7
               "Permitted Encumbrances".................................   7
               "Permitted Financing"....................................   7
               "Personal Property"......................................   7
               "Pledge Agreement".......................................   8
               "Publication Date".......................................   8
               "Request for Advance"....................................   8
               "Security Agreement".....................................   8
               "Title Company"..........................................   8
               "Title Policy"...........................................   8
               "Treasury Rate"..........................................   8
               "Water Rights Certificates"..............................   8

   ARTICLE 2   BORROWER'S REPRESENTATIONS, WARRANTIES AND
               COVENANTS................................................   9
         2.1   .........................................................   9
               A.       Accuracy of Recitals............................   9
               B.       Existence and Ownership of Borrower.............   9
               C.       Authority and Enforceability....................   9
               D.       Maintenance of Existence........................   9
               E.       No Default......................................   9
               F.       No Litigation...................................  10
               G.       Compliance with Laws............................  10
               H.       Permits.........................................  10
               I.       Permits for Construction Work...................  10
               J.       Title...........................................  10

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               K.       Easements.......................................  10
               L.       Zoning..........................................  11
               M.       Complete Disclosure.............................  11
               N.       Agreements Affecting the Property...............  11
               O.       Condemnation....................................  11
               P.       Exempt Transaction..............................  11
               Q.       Access..........................................  11
               R.       Tax Division....................................  11
               S.       Non-Foreign Status of Borrower..................  12
               T.       ERISA...........................................  12
               U.       Mortgage........................................  12
               V.       Security Interest...............................  12
               W.       Financial Condition.............................  12
               X.       Intentionally Deleted...........................  12
               Y.       Bankruptcy......................................  12
               Z.       Leases..........................................  12
               AA.      Physical Condition of Property..................  13
               BB.      Mechanics' Liens................................  13
               CC.      Payment of Liens................................  13
               DD.      Commercial Purpose..............................  13
               EE.      Well Construction...............................  13
         2.2   Representations Remade...................................  13

   ARTICLE 3   GENERAL CONDITIONS OF LOAN...............................  14
         3.1   Loan Documents...........................................  14
         3.2   Additional Requirements..................................  14
               A.       Title Policy....................................  14
               B.       Survey..........................................  14
               C.       Opinion.........................................  14
               D.       Insurance.......................................  14
               E.       UCC Searches....................................  14
               F.       Corporate Documentation.........................  15
               G.       Appraisal.......................................  15
               H.       Environmental Assessment........................  15
               I.       Subordination of Management Agreement...........  15
               J.       Leases/Subordination Agreements and Estoppels...  15
               K.       INTENTIONALLY DELETED...........................  15
               L.       Agreements......................................  15
               M.       Zoning..........................................  15
               N.       Lender's Inspection.............................  15
               O.       Equifax Report..................................  15
               P.       Operating and Financial Statements..............  16
               Q.       Intentionally Deleted...........................  16
               R.       Construction Budget.............................  16
               S.       Construction Contracts and Agreements...........  16

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               T.       Bonds for Contracts.............................  16
               U.       Plans and Specifications........................  16
               V.       Other Items.....................................  16

   ARTICLE 4   FURTHER COVENANTS OF BORROWER............................  16
         4.1   .........................................................  16
               A.       Taxes and Impositions...........................  16
               B.       Deposits........................................  17
               C.       Mortgage Taxes..................................  18
               D.       No Liens........................................  18
               E.       Condition of Property...........................  18
               F.       Personal Property...............................  19
               G.       Compliance......................................  19
               H.       Performance of Agreements.......................  19
               I.       Lender's Expenses...............................  19
               J.       Intentionally Left Blank........................  19
               K.       Financial Statements............................  19
               L.       Management......................................  20
               M.       Due on Sale or Encumbrance......................  20
               N.       Estoppel Certificates...........................  20
               O.       Leasing.........................................  21
               P.       Condemnation....................................  21
               Q.       Litigation......................................  21
               R.       PAR Funds.......................................  21
               S.       Application of Gross Revenues...................  22
               T.       Capital Reserve.................................  22
               U.       Funds Deposited with Lender.....................  22
               V.       Audit and Inspection by Lender..................  23
               W.       Appraisal.......................................  23
               X.       Additional Reserve..............................  24
               Y.       Environmental Conditions........................  24

   ARTICLE 5   AGREEMENT TO LEND........................................  24
         5.1   Agreement to Lend........................................  24
         5.2   Disbursements............................................  24
         5.3   Earnout Advances.........................................  24
         5.4   Extension Option.........................................  25

   ARTICLE 6   CONSTRUCTION ADVANCES....................................  26
         6.1   .........................................................  26
               A.       Amounts of Advances.............................  26
               B.       Advances for Debt Service.......................  26
               C.       Reserves of Loan Proceeds.......................  26
               D.       Right to Require Deposits.......................  26
         6.2   The Construction Advances................................  27

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         6.3   Construction of Construction Work........................  30
               A.       Construction....................................  30
               B.       Compliance with Laws............................  30
               C.       Compliance with Plans...........................  30
               D.       Maintenance of Bond.............................  30
               E.       Construction Contracts..........................  30
         6.4   Other Remedies of Lender.................................  31
         6.5   Assignment of Plans and Specifications and Agreements....  31
         6.6   Retainage................................................  31
         6.7   Permits..................................................  32

   ARTICLE 7   INSURANCE AND CASUALTY...................................  32
         7.1   .........................................................  32
               A.       Insurance.......................................  32
               B.       Evidence of Coverage............................  32
               C.       Separate Insurance..............................  33
               D.       Damage to or Destruction of Property............  33
               E.       Restoration.....................................  33
               F.       Distribution of Proceeds........................  34
               G.       Miscellaneous Insurance Provisions..............  36

   ARTICLE 8   BORROWER'S DEFAULT.......................................  37
         8.1   Events of Default........................................  37
         8.2   Remedies.................................................  38

   ARTICLE 9   MISCELLANEOUS............................................  39
         9.1   Indemnification..........................................  39
         9.2   Defense of Claims........................................  40
         9.3   Performance by Lender....................................  40
         9.4   Transfer by Lender.......................................  40
         9.5   Lender's Actions.........................................  40
         9.6   Time is of the Essence...................................  40
         9.7   Waivers..................................................  41
         9.8   Notices..................................................  41
         9.9   Successors and Assigns...................................  42
         9.10  No Partnership...........................................  42
         9.11  Brokerage Claims.........................................  42
         9.12  Publicity................................................  42
         9.13  Documents Satisfactory to Lender.........................  42
         9.14  Additional Assurances....................................  42
         9.15  Entire Agreement.........................................  42
         9.16  Severability.............................................  42
         9.17  No Third Party Beneficiary...............................  43
         9.18  Choice of Law............................................  43
         9.19  Limitation on Liability..................................  43

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         9.20  Written Agreement........................................  45
         9.21  Construction.............................................  45
         9.22  Lender's Consent.........................................  45
         9.23  Notice of Breach by Lender...............................  45
         9.24  Waiver of Jury Trial.....................................  46
         9.25  Consent to Jurisdiction..................................  46
         9.26  Commercial Transaction...................................  46
         9.27  Counterparts.............................................  47


EXHIBITS
                 EXHIBIT A --  Legal Description
                 EXHIBIT B --  Construction Work
                 EXHIBIT C --  Construction Schedule
                 EXHIBIT D --  Note
                 EXHIBIT E --  Permitted Encumbrances
                 EXHIBIT F --  Affidavit and Advance Request
                 EXHIBIT G --  Insurance Requirements
                 EXHIBIT H --  Borrower's Construction Manager's Certification
                 EXHIBIT I --  Equipment Leases
                 EXHIBIT J --  List of Litigation



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      THIS LOAN AGREEMENT (this "AGREEMENT") is dated as of November 15, 1996 between THE BADLANDS GOLF CLUB, INC., a Nevada corporation with an office and principal place of business at 266 Beacon Street, Boston, Massachusetts 02116 ("BORROWER") and NATIONSCREDIT COMMERCIAL CORPORATION, a Delaware corporation having an address of One Canterbury Green, P.O. Box 120013, Stamford, Connecticut 06912-0013, Attn: Vice President Commercial Real Estate ("LENDER").


                                 R E C I T A L S

      A. Borrower is the owner of a leasehold interest in the parcels of real property described on EXHIBIT "A-1" attached hereto and incorporated herein by reference (the "LAND"), together with the improvements thereon, and together with all furniture, fixtures, equipment and other personal property now or hereafter used in the management and operation thereof (the "PROPERTY"); and

      B. Lender has previously advanced to Borrower a loan in the principal amount of up to $6,700,000.00 secured by, among other things, a first mortgage covering Borrower's leasehold interest in a portion of the Land (the "OTHER LOAN"); and

      C. Borrower has previously constructed on the Land an eighteen (18) hole golf course, clubhouse and related amenities; and

      D. Borrower desires to construct an additional nine (9) holes on the portion of the Land which is described on EXHIBIT "A-2" attached hereto and incorporated herein by reference (the "NEW PROPERTY"); and

      E. Borrower desires to borrow from Lender $5,000,000.00 (the "NEW LOAN") for the purposes of (i) the payment of certain closing costs approved by Lender in connection with the New Loan, (ii) up to an additional $3,794,636.08 to pay a portion of the cost of the Construction Work, and (iii) the return of equity to Borrower.

      NOW, THEREFORE, in consideration of the foregoing and of the covenants, conditions and agreements contained herein, the Borrower and Lender agree as follows:


                                    ARTICLE 1
                                    ---------

                                   DEFINITIONS
                                   -----------

      1.1 DEFINED TERMS. In this Agreement, the following terms shall have the following meanings:


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      "ADDITIONAL RESERVE" -- the reserve established and maintained by Borrower pursuant to SECTION 4.1X.

      "ADVANCE" -- an advance by Lender to Borrower in accordance with the Note or this Agreement.

      "ASSIGNMENT OF CONTRACTS" -- the Assignment of Contracts, Agreements and Equipment Leases of even date herewith from Borrower to Lender.

      "ASSIGNMENT OF LEASES" -- the Assignment of Leases and Rents of even date herewith from Borrower to Lender.

      "ASSIGNMENT OF PERMITS" -- the Assignment of Licenses, Permits and Approvals of even date herewith from Borrower to Lender.

      "BANKRUPTCY CODE" -- the United States Bankruptcy Code and any similar state or federal law now or hereafter in effect relating to bankruptcy, reorganization or insolvency, or the arrangement or adjustment of debts.

      "BASE RATE" -- the Commercial Paper/LIBOR Rate plus four and one-half percent (4.5%) per annum.

      "BORROWER'S DESIGNER" -- Johnny Miller Design, Ltd.

      "BUSINESS DAY" -- any day other than a Saturday, Sunday or legal holiday on which commercial banks are authorized or required to be closed in Illinois or Connecticut.

      "CALCULATION DATE" -- January 1, 1997, and the first day of every calendar quarter thereafter prior to the Maturity Date.

      "CAPITAL RESERVE" -- the capital improvement reserve paid by Borrower to Lender pursuant to the terms and conditions of SECTION 4.1.T.

      "CHANGE ORDER" -- any amendment or modification to the Plans and Specifications, the General Contract or the Construction Budget which have been approved by Lender.

      "CLOSING" -- the closing of the New Loan contemplated by this Agreement.

      "CODE" -- the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder.

      "COMMERCIAL PAPER RATE" -- for each Loan Month, the highest discount rate reported as having been the rate in effect for "high-grade unsecured notes" having thirty (30) day maturities "sold through dealers by major corporations in multiples of $1,000" (whether or not such notes have actually been sold by such dealers at such rates) in the "Money Rates" column of THE WALL

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STREET JOURNAL (the "PUBLISHED RATE") published on the first day of the applicable Loan Month, or, if the Published Rate is not published on the first day of the applicable Loan Month, on the immediately preceding Publication Date. If THE WALL STREET JOURNAL (i) publishes more than one Published Rate on any Publication Date, the higher of such rates shall apply, or (ii) publishes a retraction or correction of any Published Rate, the corrected rate reported in such retraction or correction shall apply. If the Published Rate is no longer published at least monthly, the Base Rate shall, in the sole and absolute discretion of Lender, be deemed to be either (x) such other discount rate reported as having been the rate in effect for "high grade unsecured notes" reported in THE WALL STREET JOURNAL and reasonably satisfactory to Lender, or
(y) the LIBOR Rate plus four and one-half percent (4.5%) per annum.

      "COMPLETION DATE" -- the earlier to occur of September 15, 1997 or the Completion of Construction Work.

      "COMPLETION OF CONSTRUCTION WORK" -- the completion of the Construction Work, in accordance with the Plans and Specifications and pursuant to the terms of ARTICLE 6.

      "CONSTRUCTION ADVANCE" -- an Advance by Lender in connection with the Construction Work pursuant to SECTIONS 6.1 and 6.2.

      "CONSTRUCTION BUDGET" -- the detailed budget setting forth Borrower's estimate of all costs to be incurred in connection with the Completion of Construction Work, which budget has been provided to and approved by Lender.

      "CONSTRUCTION PERIOD" -- the period commencing on the date of this Agreement and expiring on the Completion Date.

      "CONSTRUCTION SCHEDULE" -- the schedule for the completion of the Construction Work, including dates for partial completion, set forth on EXHIBIT C.

      "CONSTRUCTION WORK" -- the work briefly described on EXHIBIT B and as set forth in more detail in the Plans and Specifications.

      "DSCR" -- shall mean the debt service coverage ratio, as determined by Lender on each Calculation Date, by calculating the ratio of (x) the Net Operating Income from the Property for the twelve (12) immediately preceding Loan Months, to (y) the sum of the monthly payments of principal and interest which are due and payable with respect to the Loans for the twelve (12) immediately preceding Loan Months. DSCR shall be determined in accordance with generally accepted accounting principles consistently applied. Operating Expenses which are paid less frequently than monthly may be prorated to reflect a monthly allocation.

      "DEFAULT RATE" -- See SECTION 1 of the Note.

      "DIRECT COSTS" -- the total of all construction costs for the development of the Property, the construction of the Improvements and the completion of the Construction Work, as shown in the Construction Budget. Direct Costs shall include fees payable to Consultant for construction management services, but shall not include fees paid for other professional design or consulting services.

      "EARNOUT ADVANCE" -- shall have the meaning given in SECTION 5.3 below.

      "ENVIRONMENTAL INDEMNITY" -- the Hazardous Substances Indemnity Agreement of even date herewith from Borrower and Guarantor to Lender.

      "EVENT OF DEFAULT" -- the occurrence of any one or more of the events set forth in SECTION 8.1.

      "FINANCING STATEMENTS" -- the UCC-1 Financing Statements naming Borrower or Guarantor as debtor and Lender as secured party and filed with the offices of the Secretary of State of Nevada, the Clark County Recorder's Office, in connection with the Mortgage and the Security Agreement.

      "FIXED RATE" -- the Treasury Rate plus five percent (5.0%) per annum.

      "GENERAL CONTRACT" -- the Construction Management Agreement between Borrower and General Contractor dated November 1, 1996.

      "GENERAL CONTRACTOR" -- ProTurf International, Ltd.

      "GOVERNMENTAL AUTHORITY" -- the United States of America, the state in which the Property is located, the state under the laws of which Borrower is organized, any state in which (or to residents of which) Borrower offers to sell or lease any portion of the Property or Improvements have been or will be made by or on behalf of Borrower, any political subdivision of any of them, and any court, agency, department, commission, board, bureau or instrumentality of any of them.

      "GROSS REVENUES" -- for each Loan Month shall mean all rents, revenues and other payments received by or for the benefit of Borrower in cash or current funds or other consideration from any source whatsoever in connection with its ownership, operation and management of the Property, including all payments received by Borrower from all tenants or other occupants of the Property; specifically excluding from Gross Revenues, however, income from the sale of club memberships with respect to the Property, if any.

      "GROUND LEASE" -- the Ground Lease dated June 4, 1996, by and between William Peter and Wanda Ruth Peccole Family Limited Partnership, The Peccole 1982 Trust, William Peter Peccole and Wanda Lamb Peccole 1971 Trust, William Peccole and Wanda Peccole 1991 Trust, Leann Peccole Goorjian 1976 Trust, Lisa Peccole Miller 1976 Trust and Laurie Peccole Bayne 1976 Trust, as landlord, and Borrower, as tenant.

      "GUARANTOR" -- Senior Tour Players Development, Inc.

      "GUARANTY" -- the Guaranty and Indemnity Agreement of even date herewith from Guarantor to Lender in connection with the New Loan.

      "IMPOSITIONS" -- All taxes of every kind and nature, sewer rents, charges for water, for setting or repairing meters and for all other utilities serving the Property, and assessments, levies, inspection and license fees and all other charges imposed upon or assessed against the Property or any portion thereof (including the income derived from the Property), and any stamp or other taxes which might be required to be paid with respect to any of the Loan Documents, any of which might, if unpaid, result in a lien on the Property or any portion thereof, regardless of to whom assessed.

      "IMPROVEMENTS" -- the nine (9) golf holes to be built on the Land and related amenities.

      "INCIPIENT DEFAULT" -- the existence of any condition or state of facts which with the giving of notice by Lender or the passage of time, or both, would constitute an Event of Default.

      "INDEBTEDNESS" -- all indebtedness, obligations, liabilities, amounts, sums and expenses payable by Borrower under the Note, this Agreement and every other Loan Document, together with interest thereon in accordance with the terms and conditions of the Loan Documents.

      "INDIRECT COSTS" -- the total of all costs and expenses, other than Direct Costs, relating to developing the Property, construction of the Improvements and the completion of the Construction Work, and the equipping and financing thereof, as shown in the Construction Budget.

      "INITIAL DISBURSEMENT" -- $205,363.92

      "INTEREST RATE" -- the Fixed Rate or the Maximum Rate (as defined in the
Note).

      "LEASE" -- any lease or other rental or occupancy agreement with respect to the Property or any portion thereof.

      "LENDER'S CONSULTANT" -- the architect or engineer retained by Lender to inspect the Improvements on behalf of Lender; in the event all or a portion of such functions are performed by Lender, references in this Agreement to Lender's Consultant shall be deemed to be references to Lender.

      "LIBOR RATE" -- for each Loan Month, the 30-day LIBOR (London Interbank Offered Rate) Rate published in THE WALL STREET JOURNAL (the "REPORTED RATE") on the first day of the applicable Loan Month or, if the Reported Rate is not published on the first day of the applicable Loan Month, on the immediately preceding Publication Date. If THE WALL STREET JOURNAL (i) publishes more than one Reported Rate on any Publication Date, the higher or highest of such rates shall apply, or (ii) publishes a retraction or correction of any Reported Rate, the corrected rate reported in such retraction or correction shall apply. If the Reported Rate is no longer published at least monthly, the Base Rate shall, in the sole and absolute discretion of Lender, be deemed to be either (x) such other London Interbank Offered Rate published in THE WALL STREET

JOURNAL and reasonably satisfactory to Lender, or (y) the Commercial Paper Rate plus four and one-half percent (4.5%) per annum.

      "LOANS" -- collectively, the New Loan and the Other Loan.

      "LOAN DOCUMENTS" -- this Agreement, the Note, the Mortgage, the Assignment of Leases, the Security Agreement, the Guaranty, the Environmental Indemnity, the Assignment of Permits, the Assignment of Contracts, the Pledge Agreement, the Financing Statements, the Water Rights Mortgage and such other documents and agreements as Lender may require in connection with the New Loan. Any reference in this Agreement to any document which is a "Loan Document" shall mean such document as hereafter amended, modified or supplemented.

      "LOAN MONTH" -- See SECTION 1 of the Note.

      "LOAN PARTY" -- Borrower, Guarantor or the owner of any interest in Borrower.

      "MANAGEMENT AGREEMENT" -- the Management Agreement by and between Borrower and Guarantor.

      "MATURITY DATE" -- the earlier to occur of (i) December 1, 2001, (ii) such date as Lender may, in its discretion, designate in writing as the Maturity Date if the Base Rate should at any time exceed the Maximum Rate (as defined in the Note); or (iii) the date on which the entire principal amount evidenced by the Note and all accrued and unpaid interest thereon shall be paid on or be required to be paid in full, whether by prepayment, acceleration or otherwise in accordance with the terms of the Note or any other Loan Document.

      "MORTGAGE" -- the Deed of Trust and Security Agreement of even date herewith from Borrower to First American Title Company of Nevada, Trustee for the benefit of Lender on the New Property, securing the Note and Borrower's obligations under the other Loan Documents.

      "NET CASH FLOW" -- for each Loan Month shall mean Net Operating Income reduced by all monthly payments of principal and interest and all other payments with respect to the Loans and the other Loan Documents actually paid by Borrower and received by Lender during such Loan Month.

      "NET OPERATING INCOME" -- for each Loan Month shall be calculated by Lender in accordance with generally accepted accounting principles consistently applied based upon Lender's review of the monthly financial statements of Borrower provided to Lender pursuant to SECTION 4.1.K, together with such other information as Lender may reasonably request, and shall mean the difference between:

      (1)   the Gross Revenues for said Loan Month; and

      (2)   all the Operating Expenses for said Loan Month.

      "NEW LOAN" -- the loan evidenced by the Note and this Agreement.

      "NOTE" -- the Promissory Note from Borrower of even date herewith in the stated principal amount of Five Million and 00/100 Dollars ($5,000,000.00), which: (i) is payable to the order of Lender on or before the Maturity Date,
(ii) requires monthly payments of interest at the Interest Rate, (iii) requires monthly payments of principal, on an amortization schedule based upon an assumed interest rate per annum of 10% and an assumed term of 20 years, (iv) is closed to prepayment during the first twenty-four (24) Loan Months (as defined in the Note) and is open to prepayment thereafter, but only upon payment of the Prepayment Fee (as defined in the Note) if such prepayment is made prior to the thirty-sixth (36th) Loan Month, (v) has a late fee of 5% after five days, and
(vi) has a default rate of 5% in excess of the Interest Rate. A copy of the Note is attached hereto as EXHIBIT D.

      "NOTES" -- collectively, the Note and the Other Note.

      "OPERATING EXPENSES" -- the reasonably necessary and customary costs and expenses incurred and actually paid by Borrower in connection with its ownership, operation and management of the Property, specifically including in Operating Expenses all required payments made by Borrower into the reserve accounts described in SECTIONS 4.1.B and 4.1.T; specifically excluding from Operating Expenses, however (x) all capital expenditures incurred by Borrower
(y) principal, interest and all other reserve or other payments made under the Loan Documents, and (z) depreciation and all other non-cash expenses of the Property. Operating Expenses shall be determined in accordance with generally accepted accounting principles consistently applied. Operating Expenses which are paid less frequently than monthly and which are allocable evenly to each Loan Month may be prorated to reflect such allocation.

      "OTHER LOAN AGREEMENT" -- the Loan Agreement dated December 22, 1995, by and between Borrower and Lender with respect to the Other Loan.

      "OTHER NOTE" -- the Promissory Note from Borrower dated December 22, 1995, evidencing the Other Loan.

      "PAR FUNDS" -- all Net Proceeds and Net Cash Flow held by Lender pursuant to the terms and conditions of SECTION 4.1.R.

      "PERMITTED ENCUMBRANCES" -- the liens, claims, assessments, encumbrances and rights of others encumbering title to the Property and the Personal Property which are set forth on EXHIBIT E.

      "PERMITTED FINANCING" -- shall mean equipment leases or purchase money financing with respect to Personal Property acquired or leased by Borrower which has been approved in writing by Lender, including the leases described in
EXHIBIT I which are hereby approved by Lender.

      "PERSONAL PROPERTY" -- shall have the meaning given to the term "Collateral" under the Security Agreement.

      "PLANS AND SPECIFICATIONS" -- the detailed plans and specifications for the Construction Work which have been provided to and approved by Lender.

      "PLEDGE AGREEMENT" -- the Pledge Agreement dated December 22, 1995, from Guarantor to Lender pledging 100% of the stock interest of Borrower.

      "PUBLICATION DATE" -- any date on which the Commercial Paper Rate, the LIBOR Rate or the Treasury Rate are published in THE WALL STREET JOURNAL.

      "REQUEST FOR ADVANCE" -- a completed statement in the form attached as EXHIBIT F executed by Borrower and delivered to Lender prior to each Advance by Lender after the Closing.

      "SECURITY AGREEMENT" -- the Security Agreement of even date herewith from Borrower, as debtor, to Lender, as secured party.

      "TITLE COMPANY" -- First American Title Company of Nevada.

      "TITLE POLICY" -- a mortgagee's policy of title insurance issued on the 1970 ALTA form by the Title Company in the aggregate face amount of $5,000,000.00, together with such reinsurance and direct access agreements as Lender may request, guaranteeing as of the date of the Closing, the Mortgage to be a valid first and prior lien on Borrower's leasehold interest in the New Property (including any easements appurtenant thereto) subject only to the Permitted Encumbrances. The Title Policy shall contain such endorsements as Lender may reasonably require.

      "TRANSITION PERIOD" -- The period commencing on the date on which the Construction Work is completed in accordance with the terms of this Agreement and continuing until the first Calculation Date on which DSCR is equal to or greater than 1.4:1.

      "TREASURY RATE" -- the yield to maturity for the U.S. Treasury Note or Bond which is closest in maturity to the remaining term of the Loan as published in THE WALL STREET JOURNAL on the last Publication Date immediately preceding the effective date of an election made by Borrower pursuant to SUBSECTION 5.4 below.

      "WATER RIGHTS CERTIFICATES" -- Water rights under Permit 51889, Certificate 12107; Permit 29277, Certificate 10490; Permit 47546, Certificate 12106; and Permit 12065, Certificate 4979.

      "WATER RIGHTS MORTGAGE" -- The Deed of Trust and Security Agreement dated December 22, 1995, executed and delivered by Guarantor to First American Title Company of Nevada, as Trustee, covering the Water Rights Certificates.

      In this Agreement, the word "including" shall mean "including without limitation."

                                    ARTICLE 2

              BORROWER'S REPRESENTATIONS, WARRANTIES AND COVENANTS
              ----------------------------------------------------

      2.1 Borrower hereby represents, covenants and warrants as follows:

            A. ACCURACY OF RECITALS. Each of the recitals to this Agreement is true and correct.

            B. EXISTENCE AND OWNERSHIP OF BORROWER. Borrower is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada. Borrower is and at all times prior to the repayment of the Loans shall remain a single purpose entity, so called, whose sole asset is the Property and whose sole business interest is the ownership and operation of the Property. The status of Borrower as a duly formed and validly existing corporation under the laws of the State of Nevada will not be terminated. Guarantor owns 100% of the stock interest in Borrower, free and clear of all liens, claims, encumbrances or rights of others (other than Lender's interest created by the Pledge Agreement), and no voluntary transfer (absolute or as collateral) of said shareholders' interest in Borrower will occur except as expressly permitted in SECTION 4.1.M. Guarantor is a corporation duly formed and validly existing and in good standing under the laws of the State of Nevada. The status of Guarantor as a duly formed and validly existing corporation under the laws of the State of Nevada will not be terminated.

            C. AUTHORITY AND ENFORCEABILITY. Borrower has full right, power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the other Loan Documents and every other document and instrument to be executed and delivered by Borrower pursuant to this Agreement. The person executing and delivering this Agreement and the Loan Documents on behalf of Borrower is duly authorized to so act on behalf of Borrower. This Agreement, each other Loan Document and every other document and instrument to be executed and delivered by any Loan Party, when executed and delivered shall constitute the duly authorized, valid and legally binding obligation of such Loan Party, enforceable in accordance with their respective terms, subject only to applicable bankruptcy, reorganization, moratorium and similar laws affecting the enforceability of creditors' rights generally.

            D. MAINTENANCE OF EXISTENCE. Borrower shall do all things necessary to preserve and keep in full force and effect its respective existence and all franchises, licenses, authorizations, registrations, permits and approvals necessary under the laws of the State of Nevada, for the ownership and operation of the Property as herein contemplated, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to Borrower and to the Property or any portion thereof.

            E. NO DEFAULT. Neither Borrower nor any other Loan Party is in default under any contract, agreement or commitment to which it is a party or by which it is bound. The execution and delivery of this Agreement and the other Loan Documents and any other documents or instruments to be executed and delivered by Borrower or any other Loan Party pursuant hereto or thereto, the consummation of the transactions herein or therein contemplated and compliance with the terms and provisions hereof or thereof, will not (i) violate any law or any regulation, order, writ or injunction of any court or governmental or administrative department, commission, board, bureau, agency or instrumentality applicable to Borrower or any Loan Party, or (ii) conflict or be inconsistent with, or result in a breach of, any of the provisions of, or constitute a default under, any instrument, document, agreement, or contract of any kind to which Borrower or any other Loan Party is a party or by which Borrower or any other Loan Party or any of their respective property is bound.

            F. NO LITIGATION. Except as set forth on EXHIBIT J, there are no petitions, actions, suits, or proceedings pending or, to the best knowledge of Borrower, threatened against or affecting Borrower or any other Loan Party or the Property, by or before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency (including any such petition, action, suit or proceeding to alter or declare invalid any laws, regulations, permits, certificates, restrictions or agreements relating to the Property).

            G. COMPLIANCE WITH LAWS. The use of the Property as a golf course, clubhouse and related amenities does not violate (i) any applicable law, regulation, ordinance or order of any kind whatsoever (including any such law relating to zoning, building and environmental protection), (ii) any permit or license issued with respect to the Property, or (iii) any condition, easement, right-of-way, covenant or restriction affecting the Property.

            H. PERMITS. All necessary and required franchises, licenses, authorizations, registrations, permits and approvals for the use and occupancy of the Property have been or will be obtained in a timely manner from all Governmental Authorities having jurisdiction over the Property so as to permit the operation of the Property as herein contemplated. Borrower has provided Lender with true and correct copies of all presently outstanding licenses, permits and approvals respecting the Property.

            I. PERMITS FOR CONSTRUCTION WORK. All required licenses, permits and approvals (including building permits) relating to the commencement of the Construction Work have been obtained or will be obtained from the appropriate governmental authorities and such permits and approvals will remain in full force and effect without modification or exception.

            J. TITLE. Borrower has good and indefeasible leasehold title to the New Property and good and indefeasible title to all existing Personal Property, free and clear of all liens, claims, assessments, encumbrances and rights of others other than the Permitted Encumbrances. Borrower shall preserve such title to the New Property and the Personal Property and will forever warrant and defend the same and the validity and priority of the Mortgage to Lender against all claims whatsoever.

            K. EASEMENTS. In addition to the Permitted Encumbrances, all proposed easements, permits, licenses, and other instruments which would or might affect the title to the New Property have been submitted to Lender for Lender's approval together with a survey showing the exact or, if applicable, proposed location thereof. Borrower shall not subject the New Property or any part thereof to any restrictive covenant (including any restriction or exclusive use provision in any lease or other occupancy agreement) without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed.

            L. ZONING. The Property is zoned for use as a golf course, with a clubhouse and related amenities, which zoning is final, unconditional and in full force and effect. The Property is in compliance with all applicable zoning and land use laws, regulations and ordinances. In the event that all or any part of the Improvements are destroyed or damaged, said Improvements can be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist for the same use without violating any zoning or other ordinances applicable thereto and without the necessity of obtaining any variances or special permits. The Property contains sufficient permanent parking spaces to satisfy all requirements imposed by applicable laws with respect to parking, and Borrower has obtained any and all permits or approvals from applicable governmental authorities authorizing construction of such parking spaces. No legal proceedings are pending or, to the best knowledge of Borrower, threatened with respect to the zoning of the Property. Neither the zoning nor any other right to construct, use or operate the Property is in any way dependent upon or related to any real estate other than the Property, except as set forth in the Permitted Encumbrances. No condominium plan, condominium declaration, or plat of subdivision will be recorded with respect to the Property without Lender's prior written consent.

            M. COMPLETE DISCLOSURE. Neither this Agreement nor any document, financial statement, credit information, certificate or statement provided to Lender by Borrower contains any untrue statement of material fact or omits to state a fact necessary to make any statements made herein not misleading.

            N. AGREEMENTS AFFECTING THE PROPERTY. Borrower has provided Lender with true and complete copies of all contracts and agreements affecting the Property, including, all Leases, tenancies or other contracts or agreements relating to the maintenance, development, operation or management thereof.

            O. CONDEMNATION. Borrower has not received any notice from any governmental or quasi-governmental body or agency or from any person or entity with respect to (and Borrower does not know of) any actual or threatened taking of the Property, or any portion thereof, for any public or quasi-public purpose or of any moratorium which may affect the use or operation of the Property.

            P. EXEMPT TRANSACTION. The Loan is an exempt transaction under the Truth-in- Lending Act (15 U.S.C.A. ss.ss. 1601 ET SEQ.).

            Q. ACCESS. The Property has access to and full utilization of completed public roads necessary for access to and full utilization of the Property for its intended purposes.

            R. TAX DIVISION. Borrower shall use its best efforts to cause a tax division to be effected with respect to the Property on or before March 1, 1997, so that the Property is taxed for ad valorem taxation without regard to or inclusion of any other property. No subdivision or other approval is necessary with respect to the Property in order for Borrower to mortgage, convey and otherwise deal with the Property as a separate lot or parcel.

            S. NON-FOREIGN STATUS OF BORROWER. Borrower is not a non-resident alien for purposes of U.S. income taxation and is not a foreign corporation, partnership, foreign trust or foreign estate (as said terms are defined in the Code).

            T. ERISA. Neither Borrower nor Guarantor is a party to any plan defined and regulated under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code. None of the assets of Borrower or Guarantor are "plan assets" as defined in 29 C.F.R. ss.2509.75-2 or ss.2510.3-101.

            U. MORTGAGE. The Mortgage constitutes a valid and enforceable first lien on the New Property, subject only to the Permitted Encumbrances.

            V. SECURITY INTEREST. The Security Agreement, together with the Financing Statements filed in connection therewith, will, when filed, create a valid, enforceable and perfected first priority security interest in the Collateral (as defined therein), subject to no other interests, liens or encumbrances, subject to the Permitted Encumbrances.

            W. FINANCIAL CONDITION. There has been no material adverse change in the financial condition, business, operations, prospects or affairs of the Borrower or any other Loan Party since June 30, 1996.

            X. INTENTIONALLY DELETED.

            Y. BANKRUPTCY. No petition in bankruptcy, whether voluntary or involuntary, or assignment for the benefit of creditors, or any other action involving debtors' and creditors' rights has been filed under the laws of the United States of America or any state thereof, or, to the best knowledge of Borrower, threatened, against the Borrower or any other Loan Party or against any other entity in which the Borrower or any other Loan Party is a principal or general partner.

            Z. LEASES. Except as set forth on EXHIBIT B of the Assignment of Leases and EXHIBIT I of this Agreement, there are no leases affecting the New Property. Borrower has not executed any prior assignment of the Leases, nor has it performed any act or executed any other instrument which might prevent Lender from operating under any of the terms and conditions of the Assignment of Leases or which would limit Lender in such operation; and Borrower further covenants and warrants to Lender that Borrower has not executed or granted any modification whatsoever of the Leases, except as herein indicated, and that the Leases are in full force and effect, and that, except as otherwise disclosed to Lender in writing, there are no defaults now existing under the Leases with respect to which Borrower has notified the tenant under the Leases.

            AA. PHYSICAL CONDITION OF PROPERTY. All of the existing Improvements are in good condition and repair. Borrower is aware of no latent or patent structural or other significant defect or deficiency in such Improvements. The water supply, storm and sanitary sewers, and electrical, gas and telephone facilities are available to the Property within the boundary lines of the Property, are sufficient to meet the reasonable needs of the Property as now used or contemplated to be used, no other utility facilities are necessary to meet the reasonable needs of the Property as now used, and design and as-built conditions of the Property are such that surface and storm water does not accumulate on the Property and does not drain from the Property across land of adjacent property owners. Except as shown on the Survey of the New Property dated November 19, 1996, prepared by Pentacore, and no part of the New Property is within a flood plain and none of the Improvements create an encroachment over, across or upon any of the New Property's boundary lines, rights of way or easements, and no building or other improvement on adjoining land create such an encroachment.

            BB. MECHANICS' LIENS. There are no mechanics' or materialmen's liens, construction liens, alienable bills or other claims constituting or that may constitute a lien on the Property or any part thereof.

            CC. PAYMENT OF LIENS. Borrower shall pay when due all payments and charges due under or in connection with any liens and encumbrances on and security interests in the Property or any portion thereof, all rents and charges under any ground leases and other leases forming a part of the Property, and all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a lien on the Property or any portion thereof, and shall cause the prompt (but in no event later than 30 days after imposition), full and unconditional discharge of all liens imposed on or against the Property or any portion thereof. Borrower shall do or cause to be done, at the sole cost of Borrower, everything necessary to fully preserve the initial priority of the Mortgage. If Borrower fails to make any such payment or if a lien (other than a Permitted Encumbrance) attaches to the Property or any portion thereof, Lender may (but shall not be obligated to) make such payment or discharge such lien and Borrower shall reimburse Lender on demand for all such Advances.

            DD. COMMERCIAL PURPOSE. Borrower holds its interests in the Property for commercial or investment purposes.

            EE. WELL CONSTRUCTION. Borrower completed the construction and installation of the water well system at the Property in accordance with Section
3.3 of the Other Loan Agreement.

            FF. PERMITS. The only permits required for the Construction Work are grading and dust control permits.

     2.2 REPRESENTATIONS REMADE. Borrower warrants and covenants that the foregoing representations and warranties will be true and shall be deemed remade as of the date of the Closing. All representations and warranties made herein or in any other Loan Document or in any certificate or other document delivered to Lender by or on behalf of Borrower pursuant to or in connection with this Agreement or any other Loan Document shall be deemed to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter made by or on behalf of Lender. All such representations and warranties shall survive the making of the Loan and any or all of the Advances contemplated hereby and shall continue in full force and effect until such time as the Loan has been paid in full.


                                    ARTICLE 3
                                    ---------

                           GENERAL CONDITIONS OF LOAN
                           --------------------------

     3.1 LOAN DOCUMENTS. It shall be a condition precedent to Lender's obligation to make the Loan that at or before the Closing, Borrower shall execute and deliver or cause to be duly executed and delivered to Lender all of the Loan Documents and that all of the Loan Documents shall be satisfactory to Lender in form and substance.

     3.2 ADDITIONAL REQUIREMENTS. In addition to the Loan Documents, prior to the Closing, Borrower shall deliver or cause to be delivered to Lender each of the following, all of which shall be in form and substance satisfactory to Lender:

            A. TITLE POLICY. The Title Policy.

            B. SURVEY. A survey of the New Property, certified to Lender and the Title Company by a surveyor reasonably satisfactory to Lender, which survey shall contain the minimum detail for land surveys as most recently adopted by ALTA/ASCM, and which survey shall comply with Lender's survey requirements and shall contain Lender's standard form certification. Said survey shall show no state of facts or conditions objectionable to Lender.

            C. OPINION. An opinion of Borrower's and each Guarantor's counsel dated the date of the Closing and relating to such matters with respect to this Agreement and the transaction contemplated hereby (including usury and the compliance of the Property and all Loan Documents with all applicable laws) as Lender may require. By its execution and delivery of this Agreement, Borrower authorizes and directs such counsel to render such opinion.

            D. INSURANCE. The insurance policies described on EXHIBIT G, or certificates of insurance evidencing the same.

            E. UCC SEARCHES. Uniform Commercial Code searches made in the offices of the Secretary of State of Nevada, the Clark County Recorder, the Secretary of the Commonwealth of Massachusetts and the Boston City Clerk, showing no filings relating to (i) the Personal Property, (ii) any fixtures on the Property, (iii) the Collateral or (iv) the Pledged Collateral (as defined in the Pledge Agreement), other than those made pursuant to this Agreement or otherwise acceptable to Lender.

            F. CORPORATE DOCUMENTATION. Certified copies of Borrower's articles of incorporation, bylaws, certificates of existence and good standing for the State of Nevada, and original corporate resolutions and certificates of incumbency with specimen signatures for the authorized officer.

            G. APPRAISAL. An independent appraisal of the New Property from a state certified appraiser engaged by Lender which indicates the fair market value of the New Property and is satisfactory to Lender in all respects.

            H. ENVIRONMENTAL ASSESSMENT. An environmental site assessment with respect to the New Property prepared by an environmental consultant satisfactory to Lender showing no matters unsatisfactory to Lender, a letter from the consultant preparing the environmental site assessment stating that Lender is authorized to rely on the information contained therein, and evidence satisfactory to Lender of said environmental consultant's errors and omissions insurance coverage.

            I. SUBORDINATION OF MANAGEMENT AGREEMENT. A certified copy of the Management Agreement, together with a subordination of the Management Agreement whereby the Management Agreement is subordinated to the Mortgage and Lender is given the right to terminate the Management Agreement or any replacement thereof upon the occurrence of an Event of Default, without payment of any termination or other fee or other liability on the part of Lender.

            J. LEASES/SUBORDINATION AGREEMENTS AND ESTOPPELS. Certified copies of all Leases which shall be satisfactory to Lender in its sole discretion, together with (i) an estoppel certificate executed by the tenant under each Lease in form and substance satisfactory to Lender, and (ii) a subordination and attornment agreement executed by each such tenant.

            K. INTENTIONALLY DELETED.

            L. AGREEMENTS. Certified copies of all operating agreements, service contracts and equipment leases, if any, relating to Borrower's ownership and operation of the New Property.

            M. ZONING. Evidence satisfactory to Lender as to the zoning compliance of the New Property.

            N. LENDER'S INSPECTION. A satisfactory inspection report of the New Property prepared by an engineer or other consultant satisfactory to Lender.

            O. EQUIFAX REPORT. Lender has obtained an Equifax report on Borrower and each other Loan Party which is satisfactory to Lender in all respects.

            P. OPERATING AND FINANCIAL STATEMENTS. Current financial statements satisfactory to Lender for Borrower and Guarantor, together with operating and cash flow statements for the Property.

            Q. INTENTIONALLY DELETED.

            R. CONSTRUCTION BUDGET. The final Construction Budget, as approved by Lender, listing all items of Construction Work and the Direct Costs and Indirect Costs for each such item.

            S. CONSTRUCTION CONTRACTS AND AGREEMENTS. A certified copy of the General Contract, together with a consent of the General Contractor whereby the General Contractor consents to the assignment of the General Contract to Lender. A certified copy of all sub- contracts relating to the Construction Work which Lender may request. A certified copy of the Architect's Agreement.

            T. BONDS FOR CONTRACTS. Performance and payment bonds satisfactory to Lender, issued by a corporate surety approved by Lender, for each contract or subcontract of $50,000.00 or more, together with an assignment by Borrower to Lender of all of Borrower's right, title and interest under said bonds.

            U. PLANS AND SPECIFICATIONS. A certified copy of the Plans and Specifications for the Construction Work.

            V. OTHER ITEMS. Such other documents and instruments as Lender may reasonably require.


                                    ARTICLE 4
                                    ---------

                          FURTHER COVENANTS OF BORROWER
                          -----------------------------

     4.1 Borrower hereby further covenants and agrees with Lender as follows:

            A. TAXES AND IMPOSITIONS. (a) Borrower shall pay and discharge all Impositions prior to delinquency and shall provide to Lender validated receipts or other evidence satisfactory to Lender showing the payment of such Impositions within 15 days after the same would otherwise have become delinquent. Borrower's obligation to pay Impositions pursuant to this Agreement shall include, to the extent permitted by applicable law, taxes resulting from future changes in law which impose upon Lender an obligation to pay any property taxes or other Impositions. Should Borrower default in the payment of any Impositions, Lender may (but shall not be obligated to) pay such Impositions or any portion thereof and Borrower shall reimburse Lender on demand for all such Advances.

            (b) Borrower shall not be required to pay, discharge or remove any Imposition so long as Borrower contests in good faith such Imposition or the validity, applicability or amount thereof by an appropriate legal proceeding which operates to prevent or stay the collection of such amounts and the sale of the Property or any portion thereof; provided, however, that prior to the date on which such Imposition would otherwise have become delinquent Borrower shall have (i) given Lender prior written notice of such contest, and (ii) to the extent such Imposition is not bonded around or otherwise secured to Lender's satisfaction, in Lender's sole and absolute discretion, deposited with Lender, and shall deposit such additional amounts as are necessary to keep on deposit at all times, an amount equal to at least one hundred ten percent (110%) of the total of (A) the balance of such Imposition then remaining unpaid, and (B) all interest, penalties, costs and charges accrued or accumulated thereon. Any such contest shall be prosecuted with due diligence, and Borrower shall promptly pay the amount of such Imposition as finally determined, together with all interest and penalties payable in connection therewith. Lender shall have full power and authority to apply any amount deposited with Lender under this SECTION 4.1.A to the payment of any unpaid Imposition to prevent the sale or forfeiture of the Property for non-payment thereof. Lender shall have no liability, however, for failure to so apply any amount deposited. Any surplus retained by Lender after payment of the Imposition for which a deposit was made shall be repaid to Borrower unless an Event of Default shall have occurred, in which case said surplus may be retained by Lender to be applied to the Indebtedness. Notwithstanding any provision of this SECTION 4.1.A to the contrary, Borrower shall pay any Imposition which it might otherwise be entitled to contest if, in the sole and absolute discretion of Lender, the Property is in jeopardy or in danger of being forfeited or foreclosed. If Borrower refuses to pay any such Imposition, Lender may (but shall not be obligated to) make such payment and Borrower shall reimburse Lender on demand for all such Advances.

            (c) Notwithstanding anything contained herein to the contrary, in the event the Property is not taxed for ad valorem tax purposes without including any other parcel or parcels and the ad valorem taxes with respect to any such other parcel or not paid prior to delinquency, then Borrower shall immediately (i) pay the delinquent taxes in full and (ii) within ninety (90) days after the date on which such ad valorem taxes become delinquent, cause a tax division to be effected with respect to the Property so that it is taxed without inclusion of any other parcels.


     B. DEPOSITS. Borrower shall deposit with Lender (or such agent of Lender as Lender may designate in writing to Borrower from time to time), monthly, on the due date of each monthly installment under the Note, 1/12th of the annual charges (as estimated by Lender) for all Impositions. Upon request from Lender, Borrower shall make such monthly deposits for rent and insurance premiums with respect to the Property. If required by Lender, Borrower shall also deposit with Lender, simultaneously with such monthly deposits and/or the execution of this Agreement, a sum of money which together with such monthly deposits will be sufficient to make the payment of each such charge at least 30 days prior to the date initially due. Should such charges not be ascertainable at the time any deposit is required to be made, the deposit shall be made on the basis of the charges for the prior year or payment period, as reasonably estimated by Lender. When the charges are fixed for the then current year or period, Borrower shall deposit any deficiency on demand. Any interest earned on the sums held by Lender pursuant to this SECTION 4.1.B shall be added to said sums and shall be taxable to Borrower, and shall, so long as no Event of Default shall have occurred, be disbursed by Lender for the payment of the applicable Imposition or insurance premium. Should an Event of Default occur, the funds so deposited may be applied in payment of the charges for which such funds shall have been deposited or to the payment of the Indebtedness or any other charges affecting the Property, as Lender in its sole and absolute discretion may determine, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender as herein provided. Borrower shall provide Lender with bills and all other documents necessary for the payment of the foregoing charges at least 30 days prior to the date on which each payment thereof shall first become due.

      C. MORTGAGE TAXES. Borrower shall pay any and all taxes, charges, filing, registration and recording fees, excises and levies imposed upon Lender by reason of their respective interests in, or measured by amounts payable under, the Note, this Agreement, the Mortgage or any other Loan Document (other than income, franchise and doing business taxes), and shall pay all stamp taxes and other taxes required to be paid on the Note, this Agreement, the Mortgage or the other Loan Documents. If Borrower fails to make such payment within five days after notice thereof from Lender, Lender may (but shall not be obligated to) pay the amount due, and Borrower shall reimburse Lender on demand for all such Advances. If applicable law prohibits Borrower from paying such taxes, charges, filing, registration and recording fees, excises, levies, stamp taxes or other taxes, then Lender may declare the Indebtedness then unpaid to be due and payable within ninety (90) days after written notice thereof from Lender. In such event, no prepayment fee shall be charged.

      D. NO LIENS. Except for Permitted Encumbrances, the Property shall be kept free and clear of all liens, security interests and encumbrances of every nature or description (whether for taxes or assessments, or charges for labor, materials, supplies or services or any other thing). Other than the Permitted Encumbrances, Borrower will not cause or permit any instrument or document affecting the Property to be recorded without Lender's prior written consent thereto.

      E. CONDITION OF PROPERTY. Borrower shall keep and maintain the Property in good order, condition and repair and shall make, as and when the same shall become necessary, all structural and non-structural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen, repairs and maintenance necessary or appropriate. Borrower shall suffer or commit no waste upon the Property or any portion thereof. Borrower shall, at its expense, promptly repair, restore, replace or rebuild any part of the Property which may be damaged or destroyed by any casualty or as the result of any taking under the power of eminent domain to the extent permitted given the size, scope and extent of the taking. Borrower shall cause all repairs, maintenance, rebuilding, replacement or restoration to be (in the opinion of Lender) of substantially equivalent quality. Borrower shall not cause, suffer or permit the construction of any material buildings, structures, or improvements on the Property without the prior written consent of Lender to the proposed construction as well as to the plans and specifications relating thereto. None of the buildings, structures, or improvements erected or located on the Property shall be removed, demolished or substantially or structurally altered in any material respect without the prior written consent of Lender.

      F. PERSONAL PROPERTY. All of the Personal Property is owned by Borrower in Borrower's name.

      G. COMPLIANCE. Borrower shall comply with all (i) building, zoning, fire, health, environmental, disability and use laws, codes, ordinances, rules and regulations, (ii) covenants and restrictions of record and (iii) easements which are in any way applicable to the Property, the Improvements or any part thereof or to the construction of any improvements thereon and the use or enjoyment thereof.

      H. PERFORMANCE OF AGREEMENTS. Borrower shall duly and punctually perform, observe and comply with all of the terms, provisions, conditions, covenants and agreements on its part to be performed, observed and complied with hereunder and under (i) the other Loan Documents, (ii) the Permitted Encumbrances, and (iii) all agreements entered into or assumed by Borrower in connection with the Property, and will not suffer or permit any default or Event of Default (giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing.

      I. LENDER'S EXPENSES. Borrower shall pay, on demand by Lender, all expenses, charges, costs and fees in connection with the origination, negotiation and documentation of the Loan, including all registration and recording fees, insurance consultant fees, if any, environmental consultant fees, costs of appraisals, costs of engineering reports, fees and disbursements of all counsel (both local and special) for Lender, escrow fees, cost of surveys, fees and expenses of Lender's Consultant or others employed by Lender to inspect the Property from time to time, and travel expenses incurred by Lender and Lender's agents and employees in connection with the Loan. At Closing, Lender may pay directly from the proceeds of the Loan each of the foregoing expenses.

      J. INTENTIONALLY LEFT BLANK.
         ------------------------

      K. FINANCIAL STATEMENTS. (a) Borrower shall provide to Lender (i) annual audited, consolidated and consolidating financial statements of Guarantor (including Borrower) and all such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied and shall be prepared by a certified public accountant reasonably satisfactory to Lender (provided that if Guarantor transfers any portion of the ownership interest in Borrower pursuant to SECTION 4.1.M., then Borrower must provide to Lender separate annual audited financial statements of Borrower), (ii) monthly and quarterly cash flow and operating statements for the Property prepared by and certified by Borrower, (iii) such other financial information as Lender may from time to time reasonably request, and (iv) copies of all Federal income tax returns for Borrower and each Guarantor certified by Borrower to be true and correct. All such financial statements, cash flow statements and operating statements shall be delivered to Lender as soon as possible but in the case of quarterly financial statements, not later than forty-five (45) days after the close of each quarter, and in the case of annual financial statements, not later than ninety (90) days after the close of each fiscal year. Said copies of Borrower's and each Guarantor's Federal income tax returns shall be provided to Lender within thirty (30) days following their filing with the Internal Revenue Service.

          (b) Lender may, at Borrower's sole cost and expense and following written notice to Borrower, require that any or all of the foregoing annual financial statements be prepared on an "audited" basis, so called.

      L. MANAGEMENT. Borrower shall provide competent and responsible management for the Property by a management company, and pursuant to a written management agreement, satisfactory to Lender. Borrower shall not enter into any management agreement or arrangement with any other party with respect to the management of the Property without Lender's prior written consent. Any management agreement must contain subordination and termination provisions acceptable to Lender. Lender hereby consents to the Management Agreement. Borrower shall not modify, amend or terminate any approved management agreement without Lender's prior written consent. Borrower shall provide Lender with written notice of the occurrence of any event of default or condition which with the giving of notice or passage of time, or both, would constitute an event of default under the Management Agreement or any subsequent management agreement which Lender may have approved. The management fee paid to any manager of the Property shall not be greater than four percent (4%) of the Gross Revenues.

      M. DUE ON SALE OR ENCUMBRANCE. Borrower shall not and shall not permit others to convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant options with respect to, or otherwise dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any legal or beneficial interest (a) in all or any portion of the Property or the Leases; (b) if Borrower is a corporation, in the stock interest of Borrower or any other beneficial owner of all or any portion of the Property; (c) in Borrower (or any trust of which Borrower is a trustee); or (d) if Borrower is a limited or general partnership, joint venture, trust, nominee trust, tenancy in common or other unincorporated form of business association or form of ownership, in any person, firm or entity having a direct or indirect legal or beneficial ownership interest in Borrower, including any legal or beneficial interest in any general partner of Borrower or in any shares of any corporate general partner of Borrower. Any such transfer or encumbrance, as aforesaid, shall be deemed to be an Event of Default hereunder, and shall entitle Lender to declare the Loan immediately due and payable, together with any applicable Prepayment Fee. Notwithstanding the foregoing, up to twenty-five percent (25%), in the aggregate, of the ownership interest in Borrower may be transferred, subject to the security interest set forth in the Pledge Agreement, with the prior written approval of Lender, such approval not to be unreasonably withheld or delayed. Any transferee pursuant to the preceding sentence shall execute any documentation reasonably required by Lender to evidence and confirm the security interest set forth in the Pledge Agreement.

      N. ESTOPPEL CERTIFICATES. Within ten (10) Business Days following a request by Lender, Borrower shall provide to Lender a duly acknowledged written statement confirming the amount of the outstanding Indebtedness, the terms of payment and maturity date of the Note, the date to which interest has been paid, and whether any offsets or defenses exist against the Indebtedness. If any such offsets or defenses are alleged to exist, the nature thereof shall be set forth in detail.

      O. LEASING. Borrower shall not, without the prior written consent of Lender, enter into any Lease. In the event Borrower desires to enter into a Lease, Borrower shall submit the proposed Lease to Lender for Lender's prior written approval. Borrower shall not modify, amend or terminate (except upon a default by a tenant) any Leases affecting any part of the Property. Borrower shall not accept any rental payment under any Lease more than one (1) month in advance of its due date.

      P. CONDEMNATION. Borrower shall not enter into any agreement for the taking of the Property or any part thereof with anyone authorized to acquire the same in or by condemnation proceedings, or by the exercise of any power of eminent domain, unless and until Lender shall have consented thereto in writing.

      Q. LITIGATION. Borrower shall promptly provide Lender with written notice of any litigation in which Borrower, any other Loan Party or the Property is named as defendant which is not fully covered by insurance for which the insurer has assumed the defense and acknowledged coverage, and Borrower shall provide Lender with copies of all pleadings or orders filed or entered therein or with respect thereto.

      R. PAR FUNDS. If the DSCR on any Calculation Date is less than 1.4:1, then Borrower shall, in addition to the regularly scheduled monthly payments of principal and interest due under the Loan, deposit with Lender on or before the fifth day of each month 100% of the Net Cash Flow for the immediately preceding Loan Month. Borrower shall make and Lender shall hold all such payments of PAR Funds in accordance with the following terms and conditions:

            (i) All PAR Funds held by Lender upon the Maturity Date or upon the occurrence of an Event of Default may be applied by Lender to the repayment of the Loan in accordance with the terms and conditions of the Note.

            (ii) Provided that no Event of Default or Incipient Default exists, if, on any Calculation Date, the DSCR is greater than or equal to 1.4:1, Lender shall return to Borrower the PAR Funds then held by Lender, and the obligation of Borrower to deposit the PAR Funds with Lender shall be suspended until any subsequent Calculation Date when the DSCR is less than 1.4:1.

            (iii) If Borrower is required to make payments of PAR Funds pursuant to this SECTION 4.1.R for twelve (12) consecutive Loan Months, Lender may, without charging any Prepayment Fee (as defined in the Note), on the first day of such twelfth consecutive Loan Month apply all PAR Funds to the repayment of the Loans in inverse order of maturity. Thereafter, all PAR Funds may be applied by Lender upon receipt to the repayment of the Loans, as aforesaid; provided, however, if on any subsequent Calculation Date the DSCR shall be equal to or greater than 1.4:1, the obligation of Borrower to deposit the PAR Funds with Lender shall be suspended until any Calculation Date thereafter when the DSCR is less than 1.4:1. Lender shall have the right to determine how PAR Funds are applied between the Loans.

            (iv) All interest accrued on the PAR Funds shall be added to the PAR Funds and shall be disbursed in accordance with the foregoing terms and conditions. All interest earned on the PAR Funds shall be taxable to Borrower.

            (v) This SECTION 4.1R shall supersede SECTION 4.1R of the Other Loan Agreement.

      S. APPLICATION OF GROSS REVENUES. Borrower shall promptly apply all Gross Revenues to the payment of all current and past due Operating Expenses and to the repayment of all sums currently due or past due under the Loans, including all payments of Capital Reserve payments and real estate tax escrow payments pursuant to SECTION 4.1.B of this Agreement.

      T. CAPITAL RESERVE. On the first day of each Loan Month, Borrower shall deposit with Lender two percent (2%) of the Gross Revenues for the preceding Loan Month. So long as no Event of Default or Incipient Default shall exist, Lender shall make said funds available to Borrower on the following terms and conditions: (i) all Capital Reserve funds released by Lender to Borrower shall be used to reimburse Borrower for the reasonable expenses actually incurred and paid by Borrower for the acquisition, repair, or replacement of furniture, fixtures or equipment necessary for the management and operation of the Property or other capital improvements to the golf course under an annual budget approved by Lender for said acquisitions, repairs, replacements and improvements; (ii) all requests by Borrower for a disbursement of Capital Reserve funds shall be in writing and shall not be made more frequently than once per Loan Month; (iii) each such request for a disbursement shall be in an amount of not less than $10,000.00; and (iv) Borrower shall provide Lender with paid receipts covering the expenses for which Borrower seeks reimbursement from the Capital Reserve funds. Lender shall have the right, at Lender's sole discretion, to disburse Capital Reserve funds directly to Borrower from time to time prior to the payment of the applicable expenses by Borrower, but such disbursements shall not obligate Lender to make subsequent advances of Capital Reserve funds prior to payment of the applicable expenses. Prior to the disbursement of any Capital Reserve funds, Borrower shall also provide Lender with evidence satisfactory to Lender that Borrower has accepted possession of said items and commenced using the same in the management and operation of the Property. This SECTION 4.1T shall supersede SECTION 4.1T of the Other Loan Agreement.

      U. FUNDS DEPOSITED WITH LENDER. All funds of Borrower which are deposited with Lender pursuant to this Agreement or any other Loan Document may be commingled with Lender's general funds. All such funds shall be deposited in one
(1) or more interest-bearing accounts. Any interest which accrues on said funds shall, at Lender's sole option, be paid to Borrower or be held as part of the applicable funds being held by Lender for the same purpose for which the principal sum of said funds is being held by Lender. To secure all of Borrower's obligations to Lender under the Loan Documents, Borrower hereby grants to Lender a security interest in all funds now or hereafter deposited with Lender or otherwise in Lender's possession, custody or control pursuant to the provisions of this Agreement or any other Loan Document, including all funds deposited pursuant to SECTIONS 4.1.B, 4.1.R and 4.1.T. So long as any Event of Default exists, Lender shall have such rights with respect to such funds and any interest accrued thereon as are provided by applicable law and may apply such funds towards the satisfaction of

Borrower's obligations hereunder or under any other Loan Documents. Without limiting any of the foregoing provisions, at the request of Lender, Borrower shall execute and deliver from time to time such documents as may be necessary or appropriate, in Lender's sole judgment, to assure Lender that it has a first priority perfected security interest in and lien on all funds deposited pursuant to SECTIONS 4.1.B, 4.1.R and 4.1.T, including the creation of a deposit account in the name of Borrower in a banking institution approved by Lender either within or outside of the State of Connecticut, as directed by Lender, into which any or all of such funds will be deposited and maintained, subject to the rights of Lender with respect to such funds as provided herein.

      V. AUDIT AND INSPECTION BY LENDER. Lender shall have the right, and, upon notice to Borrower, Borrower shall permit and shall cooperate with Lender in arranging for, at any reasonable time and from time to time, Lender and its representatives (i) to inspect the Property, and (ii) to review and audit all books, records and financial statements of Borrower (including all supporting data and any other records from which the Net Cash Flow may be determined); and Borrower shall make all such books of account and records available for such examination at the office where the same are regularly maintained. Lender shall have the right to copy, duplicate and make abstracts from such books and records as Lender may require. If any audit by Lender discloses that payments of Net Cash Flow which should have been made by Borrower exceeds the sums which were actually made by Borrower, then Borrower shall, within ten (10) days following written notice from Lender, pay to Lender the difference between said amounts, together with interest on such amount at the Default Rate from the date such amounts should have been paid to the date of post-audit payment. Borrower shall pay Lender's costs and expenses incurred in connection with no more than one (1) such audit per year. Borrower acknowledges and agrees that (i) all of such audits, inspections and reports shall be made for the sole benefit of Lender, and not for the benefit of Borrower or any third party, and neither Lender nor Lender's auditors or inspectors or any of Lender's representatives, agents or contractors assumes any responsibility or liability (except to Lender) by reason of such audits, inspections or reports, (ii) Borrower will not rely upon any of such audits, inspections or reports for any purpose whatsoever, and (iii) the performance of such audits, inspections and reports will not constitute a waiver of any of the provisions of this Agreement or any other Loan Document or any of the obligations of Borrower hereunder or thereunder. Borrower further acknowledges and agrees that neither Lender nor Lender's inspector, representatives, agents or contractors shall be deemed to be in any way responsible for any matters related to design or construction of the Improvements.

      W. APPRAISAL. At any time during the term of the Loans, Borrower shall cooperate with Lender and use reasonable efforts to assist Lender in obtaining an appraisal of the Property. Such cooperation and assistance from Borrower shall include but not be limited to the obligation to provide Lender or Lender's appraiser with the following: (i) reasonable access to the Property, (ii) current and budgeted income and expense statements for the prior three years,
(iii) a site plan and survey of Property, (iv) the building plans and specifications, including typical elevation and floor plans, (v) a photocopy of the ground lease conveying the leasehold interest in the Property to Borrower, together with the legal description of the Property, (vi) the current and prior year real estate tax bills, (vii) a detailed list of past and scheduled capital improvements and the costs thereof, (viii) a summary of the then current ownership entity, (ix) all environmental reports and other applicable information relating to the Property, and (x) copies of all recent appraisals and property description information or brochures, including descriptions of amenities and services relating to the Property. The appraiser performing any such appraisal shall be engaged by Lender, and Lender shall be responsible for any fees payable to said appraiser in connection with an appraisal of the Property.

      X. ADDITIONAL RESERVE. Commencing with the first day of the month immediately following the month in which the Completion Date occurs and continuing until the Loans are paid in full, Borrower shall deposit monthly into separate, special insured accounts with a financial institution approved by Lender (the "SPECIAL ACCOUNT") an amount equal to two percent (2%) of the annual Gross Revenues, to be used for future Improvements to the Property which are approved by Lender in writing. Borrower's obligation to fund the Additional Reserve shall be suspended at such time as the balance in the Special Account is at least $500,000.00, but such obligation shall recommence if at any time the balance in the Special Account falls below $500,000.00. Upon establishment of the Special Account, Borrower shall pledge the Special Account to Lender as additional collateral for the Loans pursuant to such Pledge Agreements as Lender may require.

      Y. ENVIRONMENTAL CONDITIONS. On or before February 1, 1997, Borrower shall cause the dumped debris and tires located on the New Property, as cited in the Phase One Environmental Site Assessment dated November 1, 1996 and prepared by Western Technologies, Inc. ("WTI"), to be removed from the New Property. On or before February 15, 1997, Borrower shall deliver to lender a letter executed by WTI and stating that such debris and tires have been removed from the New Property.


                                    ARTICLE 5
                                    ---------

                                AGREEMENT TO LEND
                                -----------------

      5.1 AGREEMENT TO LEND. On the basis of the covenants, agreements and representations of Borrower contained in, and subject to the terms and conditions set forth in, this Agreement and the other Loan Documents, Lender agrees to lend to Borrower the principal sum of $5,000,000.00. The proceeds of the Loan shall be disbursed by Lender for (i) the payment of certain loan closing costs approved by Lender, (ii) the return of equity to Borrower, and
(iii) up to $3,794,636.08 for the payment of a portion of the cost of the Construction Work. In addition, Lender may disburse up to $1,000,000.00 to Borrower subject to the terms and conditions of SECTION 5.3 below. Borrower shall use the Loan proceeds for the purpose for which they were advanced and for no other purpose.

      5.2 DISBURSEMENTS. Subject to the satisfaction of the terms and conditions herein contained, the initial advance of $205,363.92 shall be disbursed at Closing.

      5.3 EARNOUT ADVANCES. Provided that (i) no Event of Default or Incipient Default has occurred, (ii) the Completion of Construction Work occurs on or before the Completion Date, and (iii) the Net Cash Flow was not less than $750,000.00 for the immediately preceding twelve (12) month period, then Lender shall advance up to $1,000,000.00, upon and subject to the following terms and conditions:

            A. To the extent available on each Calculation Date, and upon the written request of Borrower, Lender shall advance to Borrower an amount (each such advance being referred to herein as an "EARNOUT ADVANCE"), which would cause the DSCR on the date of such advance (inclusive of the requested Earnout Advance) to be not less than 1.5:1. For the purposes of this SECTION 5.3.A, in determining the DSCR (i) a minimum interest rate of eleven percent (11%) per annum shall be used, and (ii) debt service shall be determined as of the date of such advance as if the requested amount of the Earnout Advance had been made.

            B. Lender shall have no obligation to fund any Earnout Advances (i) prior to the Completion Date, or (ii) from and after the expiration of the thirtieth (30th) Loan Month following the Closing.

            C. Earnout Advances shall be made no more frequently than quarterly. Each Earnout Advance must be in a minimum amount of not less than $100,000.00, except the last Earnout Advance which may be in an amount up to the remaining balance.

            D. Borrower shall pay all costs and expenses incurred by Lender in connection with each Earnout Advance.

            E. This SECTION 5.3 shall supersede Section 5.3 of the Other Loan Agreement. Section 5.3 of the Other Loan Agreement is hereby terminated, and Borrower shall have no right to receive additional advances on the Other Loan.

      5.4 EXTENSION OPTION. Provided that (i) no Event of Default or Incipient Default exists, (ii) there has not occurred during the twelve (12) immediately preceding Loan Months either (X) a reduction in the Net Cash Flow of more than twenty percent (20%), or (Y) a reduction in Gross Revenues of more than thirty percent (30%), and (iii) the DSCR for the twelve (12) immediately preceding Loan Months is equal to or greater than 1.40:1, then Borrower may, upon the delivery of at least ninety (90) days' prior written notice to Lender, elect to extend the term of the Loans for one (1) additional term of five (5) years (the "EXTENDED TERM"). The requirements described in the preceding sentence must be satisfied both on the date of the delivery of an extension notice by Borrower to Lender and on the commencement date of the Extended Term. On or before the commencement date of the Extended Term, Borrower shall pay to Lender an extension fee in an amount equal to one-half of one percent (.5%) of the then outstanding principal balance of the Loans (the "EXTENSION FEE"). Upon satisfaction of the requirements set forth above, including, without limitation, Lender's receipt of the Extension Fee, the Loans shall be extended for the Extended Term on the same terms and conditions contained in the Loan Documents except that Borrower shall have no further right to extend the term of the Loans and the Interest Rate for each of the Loans shall be either the Base Rate or the Fixed Rate, as designated by Borrower in a written notice delivered to Lender at least thirty (30) days prior to the first day of the Extended Term. If Borrower fails to designate the Interest Rate pursuant to the immediately preceding sentence, Lender shall select the Interest Rate for the Extended Term. Borrower acknowledges and agrees that the Prepayment Fee (as defined in the Notes) shall apply during the Extended Term pursuant to and in accordance with the terms and provisions of the Notes. Borrower agrees to execute any additional documentation required by Lender in connection with any Extended Term.

                                    ARTICLE 6
                                    ---------

                              CONSTRUCTION ADVANCES
                              ---------------------

      6.1 A. AMOUNTS OF ADVANCES. So long as no Event of Default or Incipient Default exists, Lender shall, on the terms and conditions set forth below, make Construction Advances to Borrower of up to Three Million Seven Hundred Ninety-four Thousand Six Hundred Thirty-six and 08/100 Dollars ($3,794,636.08) to pay a portion of Borrower's Direct Costs and Indirect Costs incurred in connection with the completion of the Construction Work. The Construction Advances shall be made by Lender in accordance with the terms and conditions of
SECTION 6.2.

            B. ADVANCES FOR DEBT SERVICE. At all times prior to the Completion of Construction Work and after the occurrence of an Event of Default, Lender may, with or without Borrower having made a Request for Advance, make Construction Advances for purposes of paying Lender all interest and other sums which are then due and payable from Borrower to Lender under this Agreement and any other Loan Document.

            C. RESERVES OF LOAN PROCEEDS. Anything contained herein to the contrary notwithstanding, Lender may, at its option, establish reserves from the undisbursed portion of the Loan in such amounts which, in Lender's sole opinion, are necessary for the Completion of Construction Work and sufficient to pay or satisfy, in whole or in part, (i) any lien or claim prejudicial to the liens or security interests of Lender, (ii) any expenditure or allocation of funds shown on the Construction Budget, and (iii) interest yet to accrue on the Loan prior to the Completion of Construction Work. The aggregate amount of any such reserves shall be deducted from the proceeds of the Loan otherwise available for Advance in accordance with this Agreement, and any such reserved funds, when advanced by Lender for any of the purposes set forth in the Loan Documents, shall be deemed to be proceeds of the Loan advanced under this Agreement, whether or not advanced to Borrower.

            D. RIGHT TO REQUIRE DEPOSITS. In the event Lender, in its reasonable discretion, shall determine that the actual Direct Costs and Indirect Costs required for the Completion of Construction Work will exceed the Loan proceeds available for Advance therefor hereunder, including retainage, Lender may, at its option, refuse to make or approve any further Advances until such time as Borrower has made a cash deposit with Lender in an amount equal to such excess. Such deposited amounts shall be held by Lender in accordance with SECTION 4.1.U and shall be advanced by Lender in accordance with the terms and conditions of this ARTICLE 6 prior to any other Construction Advances by Lender. The deposit requirements of this paragraph are in addition to the deposit or escrow requirements in the Mortgage or in the other Loan Documents.

     6.2 THE CONSTRUCTION ADVANCES. Lender shall make each Construction Advance within five (5) Business Days following the satisfaction, in the sole discretion of Lender, of each of the following conditions:

            A. Lender shall have no obligation to make any Construction Advances after the end of the Construction Period;

            B. No Construction Advance except the final Construction Advance shall be made in an amount of less than $100,000;

            C. There shall be no more than one Construction Advance per month;

            D. Borrower shall have submitted to Lender a completed Request for Advance;

            E. Borrower shall have delivered to Lender all mechanics' lien waivers deemed necessary by Lender and the Title Company for services and materials provided in connection with the Construction Work through the date of the applicable Construction Advance;

            F. General Contractor, as required by Lender, shall have certified to Lender in the form attached hereto as EXHIBIT "H" that the requested Construction Advance is for the payment of construction costs incurred in connection with Construction Work which has been completed in accordance with the Plans and Specifications, and General Contractor shall have certified to Lender as to what percentage of the Construction Work, in the aggregate, has been completed as of the date of the applicable Request for Advance;

            G. Borrower shall provide Lender with true and correct copies of all invoices and bills for Direct Costs and Indirect Costs incurred in connection with the then completed Construction Work, and there shall be no material deviation from the Construction Budget (except with Lender's prior written approval) in connection with the Construction Work which has been completed to date. Specifically, no Advance (or Advances, as appropriate) for a specific line item in the Budget, including any retainage for said line item, will exceed the amount of said line item in the Construction Budget plus any unused general contingency available in the Construction Budget. For purposes of this SECTION 6.2, costs shall be deemed to have been "incurred" by Borrower at the following times: (i) Direct Costs -- when the labor has been performed or the materials have been supplied and incorporated into the Property, payment therefor has been requested by the contractor or supplier thereof, and such contractor or supplier is entitled thereto; and (ii) Indirect Costs -- when such costs are due and payable (or have been paid by Borrower) and the services relating thereto have been rendered or the value thereof has been received by Borrower;

            H. All Direct Costs and Indirect Costs are to be certified by Borrower in accordance with the Request for Advance and verified by Lender as having been incurred. Verification of the monthly progress of the Construction Work, the Direct Costs and the Indirect Costs which have been incurred by Borrower, and the estimated total Direct Costs and Indirect Costs of Completion of Construction Work may be made by Lender or Lender's Consultant in its reasonable judgment, as long as such verification occurs within five (5) Business Days after Lender's receipt of a Request for Advance. All Direct Costs and Indirect Costs shall be verified and approved by Lender;

            I. The undisbursed portion of the Loan (excluding the 10% retainage provided for in the next paragraph) shall be sufficient, in Lender's sole discretion, to pay all remaining Direct Costs and Indirect Costs in connection with the Completion of Construction Work, including the payment of all sums owed to Lender prior to the Completion of Construction Work, or Borrower shall have deposited with Lender pursuant to SECTION 6.1.D such additional funds as Lender deems necessary, together with said undisbursed portion of the Loan, to pay all remaining Direct Costs and Indirect Costs in connection with the Completion of Construction Work;

            J. If the Request for Advance includes a request to pay Direct Costs, Borrower shall be entitled to receive in respect of said Direct Costs an amount equal to ninety percent (90%) of the value of all Construction Work which has been completed and for which an Advance has been requested, less amounts theretofore advanced by Lender to pay for such Direct Costs. Lender shall have no obligation to advance any sums for materials stored on the Property or elsewhere;

            K. Lender may make Construction Advances (i) payable directly to Borrower, or (ii) payable jointly to Borrower and to the applicable contractor or supplier;

            L. Borrower shall be deemed to have remade, as of the date of each Advance, each and every representation and warranty made by Borrower in this Agreement and in every other Loan Document, and every such representation and warranty shall be true and correct at the time of each Advance;

            M. Borrower shall have delivered to Lender an endorsement to Lender's policy of title insurance insuring the Mortgage, which endorsement: (i) insures Lender against unfiled mechanic's liens and construction liens; (ii) increases the coverage under said policy to the full principal amount then advanced under the Loan; (iii) insures that, since the date of the policy or the most recent endorsement to the policy, there has been no change in the status of title to the Property (except for the lien of unpaid taxes, not yet due and payable); and (iv) changes the effective date of the policy to the date of the advance being made by Lender;

            N. Borrower shall have provided Lender with (i) evidence satisfactory to Lender that the Construction Work complies with all building, zoning and other laws and governmental codes, rules and regulations, (ii) all necessary licenses, permits, approvals and consents required by any Governmental Authority for the use, occupancy and operation of the Premises, as altered by the Construction Work, and (iii) evidence satisfactory to Lender that all Construction Work completed on the date of the Request for Advance has been inspected and approved by each Governmental Authority and by each other person or entity (including any tenants) having the right to inspect and approve the Construction Work;

            O. Borrower shall have provided Lender with such other information and material relating to the Construction Work as Lender reasonably requests;

            P. Borrower shall have paid all reasonable and customary expenses incurred by Lender in making or causing to be made inspections of the Property for the purpose of determining the stage of construction progress at any time, and Lender shall have received (within five (5) Business Days after Lender's receipt of a Request for Advance) a written report from Lender's Consultant with respect to the applicable Request for Advance stating: (i) that, in the opinion of Lender's Consultant, all Change Orders and modifications or amendments to the Plans and Specifications, the Construction Budget or the Construction Schedule required hereby to be approved by Lender are satisfactory to Lender's Consultant; (ii) that, in the opinion of Lender's Consultant, the Construction Work theretofore completed has been completed in accordance with the Plans and Specifications; (iii) what percentage of the Construction Work, in the aggregate, has been completed as of the date of the applicable Request for Advance; (iv) the extent to which, if any, the undisbursed Advances for the Direct Costs and Indirect Costs not yet incurred but necessary for Completion of Construction Work are not sufficient to permit Completion of Construction Work in accordance with the Construction Schedule; and (v) whether Completion of Construction Work can, in Lender's Consultant's opinion, be completed prior to the Completion Date;

            Q. Except as provided in SECTION 6.3.C, no Change Orders shall be made to the Plans and Specifications or the Construction Budget without obtaining Lender's prior written consent;

            R. In addition to all other conditions to a Construction Advance, the final Construction Advance shall not be made until forty-five (45) days after the filing by the General Contractor or Borrower (if Borrower is permitted to file the same under Nevada law) of a Notice of Completion in the public records of Clark County, Nevada, provided that prior to the expiration of said 45-day period, each of the following has occurred: (i) General Contractor shall have certified to Lender in form satisfactory to Lender that the Construction Work has been completed in accordance with the Plans and Specifications; (ii) Lender has received a final as-built survey which complies with all of Lender's survey requirements; (iii) Lender has received a final and complete set of as-built plans and specifications for the Improvements, (iv) Lender shall have received a final and comprehensive endorsement to the Title Policy which includes the deletion of the "pending disbursements" paragraph in the Title Policy; (v) no liens have been filed with respect to the Construction Work; (vi) Lender shall have received a written report from Lender's Consultant confirming that the Construction Work has been completed in accordance with the Plans and Specifications; and (vii) all other conditions to Construction Advances set forth in this Section 6.2 shall have been satisfied; and

            T. Borrower shall have satisfied such other conditions to any Construction Advance which Lender may reasonably require or impose.

      6.3   Construction of Construction Work.
            ---------------------------------

            A. CONSTRUCTION. Borrower shall: (i) cause the construction of the Construction Work to be completed in a good and workmanlike manner and strictly in accordance with the Plans and Specifications; (ii) cause the Construction Work to be completed before the end of the Construction Period; (iii) pursue the Construction Work diligently to completion; (iv) after commencement of the Construction Work, not permit cessation of said Construction Work for a period in excess, in the aggregate, of three (3) Business Days without the prior written consent of Lender; and (iv) complete the Construction Work and construct the Improvements entirely on the Premises and so as not to unlawfully encroach upon any easement, right-of-way or land of others, and so as to not violate any set-back lines, applicable public or private use restrictions, other restrictions or regulations, or any requirement of any Governmental Authority. Notwithstanding the foregoing, such three (3) Business Day period shall be extended, but only up to an aggregate maximum of thirty (30) days, for any delays which are beyond the control of Borrower, including delays due to strikes, acts of God, inability to obtain labor or materials, inability to secure governmental approvals or permits, governmental restrictions, civil commotion, fire or similar causes.

            B. COMPLIANCE WITH LAWS. Borrower shall cause the Construction Work to be constructed in accordance with all applicable requirements of any Governmental Authority having jurisdiction with respect thereto.

            C. COMPLIANCE WITH PLANS. Borrower shall not deviate from the Plans and Specifications as approved by Lender in any respect, or issue any change orders without the prior written consent of Lender. Notwithstanding the foregoing, Borrower, without obtaining Lender's prior written consent, may issue any single change order involving an expenditure of less than $5,000.00, provided that the aggregate of all such change orders do not exceed $50,000.00, and provided further that (i) Borrower provides Lender monthly during the course of the Construction Work a written summary of all change orders made during the preceding month, and (ii) in no event may any such change order cause Borrower to exceed any line item in the Construction Budget.

            D. MAINTENANCE OF BOND. At all times prior to the Completion of Construction Work, Borrower shall cause performance and payment bonds to be maintained in full force and effect in accordance with the requirements of this Agreement. In the event that any surety asserts that it has been discharged from its obligations under any such bond, whether or not such assertion shall be meritorious, Borrower shall, unless such discharge has been approved by Lender in writing, promptly either (i) cause such surety to reaffirm its obligations under such bond, or (ii) cause a new performance or payment bond to be issued, in form and substance and with a surety company satisfactory to Lender.

            E. CONSTRUCTION CONTRACTS. Borrower shall perform faithfully, or cause the contracting party thereunder to perform, all of its obligations under the General Contract and all sub-contracts relating to the Construction Work, and Borrower shall not enter into any additional contracts or any amendments thereof without first obtaining the written approval of Lender.

     6.4 OTHER REMEDIES OF LENDER. Upon the occurrence of an Event of
Default, in addition to any other remedies available to Lender by the terms of this Agreement or any other Loan Document or by law, Lender may at its sole discretion: (a) complete the Construction Work in accordance with the Plans and Specifications (with such changes as Lender shall deem appropriate), all at the risk, cost and expense of Borrower; (b) discontinue at any time the Construction Work; (c) engage builders, contractors, engineers, architects and others for the purpose of furnishing labor, material and equipment in connection with the Construction Work, which personnel may, but need not, be the same as those engaged by Borrower; (d) pay, compromise or settle all bills or claims incurred in connection with the Construction Work; and (e) take or refrain from taking such action with respect to the Construction Work as Lender may from time to time determine. All such action shall be at Borrower's sole cost and expense, such sums being secured by the Mortgage.

     6.5 ASSIGNMENT OF PLANS AND SPECIFICATIONS AND AGREEMENTS. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's right, title and interest in and to the Plans and Specifications and all of Borrower's interest in and to the General Contract, the Architect's Agreement and the Performance and Payment Bond. For purposes of this SECTION 6.5, the General Contract and the Architect's Agreement are collectively referred to as the "AGREEMENTS". Lender may use the Plans and Specifications for any purpose relating to the Construction Work and the Improvements including inspections of the Construction Work and the Improvements. Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under the Agreements, and Borrower shall continue to be liable for all obligations of Borrower thereunder. Borrower shall perform all of Borrower's obligations under the Agreements. Borrower shall indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including reasonable attorneys' fees) resulting from any failure of Borrower to perform as required by the Agreements. Lender shall have the right at any time (but shall have no obligation) to take in Lender's name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under the Agreements or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability in connection with such action taken by Lender, and Borrower shall indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including reasonable attorneys' fees) incurred in connection with any such action. Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's name or in Lender's name, to enforce all rights of Borrower under the Agreements. This power of attorney is coupled with an interest and is irrevocable by death or otherwise. Lender agrees that it will exercise its rights under this SECTION 6.5 only after an Incipient Default or an Event of Default. Prior to an Incipient Default or an Event of Default, Borrower shall have the right to exercise Borrower's rights under the Agreements, provided that Borrower shall not cancel or amend the Agreements, or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

     6.6 RETAINAGE. All retainage withheld by Lender pursuant to this Agreement shall be disbursed to Borrower upon the satisfaction of the conditions to the final Construction Advance described in SECTION 6.2.S above. Notwithstanding the foregoing, no such retainage shall be disbursed if at the time of such disbursement, an Event of Default or an Incipient Default has occurred.

     6.7 PERMITS. Notwithstanding anything contained herein to the contrary, Borrower shall not be entitled to receive a Construction Advance unless Borrower has delivered to Lender grading and dust control permits for the New Property.

                                    ARTICLE 7
                                    ---------

                             INSURANCE AND CASUALTY
                             ----------------------

     7.1A. INSURANCE. Borrower, at its sole cost and expense, shall insure and keep insured the Property against such perils and hazards, and in such amounts and with such limits, as Lender may from time to time reasonably require. At the time of the Closing, Lender's requirements for said insurance are set forth in EXHIBIT G, which requirements Borrower acknowledges are reasonable and customary. Borrower shall also carry such other insurance, and in such amounts, as Lender may from time to time reasonably require, against insurable risks which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the availability of insurance and to the type of construction, location, utilities, use and occupancy of the Property or any replacements or substitutions therefor ("ADDITIONAL INSURANCE"). Such Additional Insurance may include flood, earthquake, war risk, nuclear explosion, demolition and contingent liability from the operation of "nonconforming" improvements on the Property, and shall be obtained within 30 days after demand by Lender. Otherwise, Borrower shall not obtain any separate or additional insurance which is contributing in the event of loss, unless it is properly endorsed and otherwise reasonably satisfactory to Lender in all respects. The Proceeds (as defined in the Mortgage) of insurance paid on account of any damage to or destruction of the Property or any portion thereof shall be paid over to Lender to be applied as hereinafter provided.

            B. EVIDENCE OF COVERAGE. The insurance shall be evidenced by the original policy or a true and certified copy of the original policy, or in the case of liability insurance, by certificates of insurance. Said certified copies or original policies shall be delivered to Lender at or prior to Closing. On or before the stated due date, Borrower shall pay all premiums and fees for the insurance policies required hereunder. Borrower shall deliver certified copies of all policies and renewals (or certificates evidencing the same) to Lender at least thirty (30) days before the expiration of existing policies. Each such policy shall provide that such policy may not be canceled or materially changed except upon 30 days prior written notice of intention of non-renewal, cancellation or material change to Lender, and that no act or thing done by Borrower shall invalidate the policy as against Lender. Notwithstanding anything to the contrary contained herein or in any provision of law, the Proceeds of insurance policies coming into the possession of Lender and which are not to be used for the Work (as hereinafter defined) shall not be deemed trust funds and Lender shall be entitled to dispose of such Proceeds as hereinafter provided. If Lender has not received satisfactory evidence of such renewal or substitute insurance in the time frame herein specified, Lender shall have the right, but not the obligation, to purchase such insurance for Lender's interest only. Any amounts so disbursed by Lender pursuant to this

SECTION 7.1.B shall be deemed to be a part of the Loan and shall bear interest at the Default Rate. Nothing contained in this ARTICLE 7 shall require Lender to incur any expense or take any action hereunder, and inaction by Lender shall never be deemed a waiver of any rights accruing to Lender on account of this
ARTICLE 7.

            C. SEPARATE INSURANCE. Borrower shall not carry any separate insurance on the Property concurrent in kind or form with any insurance required hereunder or contributing in the event of loss without Lender's prior written consent, and any such policy shall have attached a standard non-contributing mortgagee clause, with loss payable to Lender, and shall meet all other requirements set forth herein.

            D. DAMAGE TO OR DESTRUCTION OF PROPERTY. In the event of any damage to or destruction of the Property, Borrower shall give prompt written notice to Lender and, provided Lender makes the Proceeds available for the costs of repair, restoration and rebuilding, Borrower shall promptly commence and diligently continue to completion the repair, restoration and rebuilding of the Property so damaged or destroyed in full compliance with all legal requirements and with the provisions of SECTION 7.1.F below, and free and clear from any and all liens and claims. Such repair, restoration and rebuilding of the Property are sometimes hereinafter collectively referred to as the "WORK." Borrower shall not adjust, compromise or settle any claim for insurance proceeds without the prior written consent of Lender. Lender shall have the option in its sole discretion to apply any insurance Proceeds it may receive pursuant to the Mortgage (less any cost to Lender of recovering and paying out such Proceeds, including reasonable attorneys' fees) to the payment of the Indebtedness or to allow all or a portion of such Proceeds to be used for the Work. If any insurance Proceeds are applied to reduce the Indebtedness, Lender shall apply the same in the following order:

                  (i) first, to the payment of interest due on any Advances;

                  (ii) next, to the principal amount of any Advances;

                  (iii) next, to any Late Charges (as provided in the Note);

                  (iv) next, to accrued interest then due under the Note; and

                  (v) finally, to the unpaid principal balance of the Note (in the inverse order of maturity of principal installments thereof).

     If Lender applies insurance Proceeds to reduce the Indebtedness, no prepayment fee shall be due with respect to any prepayment effected thereby.

            E. RESTORATION. Notwithstanding the provisions of SECTION 7.1.D above, if, in Lender's reasonable judgment, the cost of the Work shall not exceed $500,000.00 and the Work can be completed within 6 months of the occurrence of said damage or destruction, then Lender shall, upon request by Borrower, permit Borrower to use the insurance Proceeds for the Work (subject to the provisions of, and less Lender's costs described in, SECTION 7.1.F below), so long as Lender, in its reasonable judgment, is satisfied that as of each date on which such insurance Proceeds are to be applied to payment thereof:

            (i) The insurance Proceeds held by Lender in respect of the applicable casualty equal or exceed such estimated cost of effecting such repair and restoration, or such portion thereof as then remains to be completed and paid for;

            (ii) Upon completion of the Work, the monthly income from the Property shall, in Lender's reasonable judgment, be sufficient to pay all Operating Expenses of the Property and all principal, interest and other sums due and payable under the Note, this Agreement and the other Loan Documents.

            (iv) The Work will, in Lender's reasonable judgment, be completed not less than 180 days prior to the Maturity Date;

            (v) There is in force and effect for the benefit of Borrower and Lender business interruption insurance sufficient to provide coverage for one hundred percent (100%) of all income lost as a consequence of such casualty for not less than 12 months;

            (vi) The Work will be effected pursuant to plans and specifications approved in writing by Lender, and by a general contractor and major subcontractors, and pursuant to contracts, approved in writing by Lender; and

            (vii) The Work can be effected in compliance with all applicable laws and Borrower has obtained all licenses, permits, consents and approvals from all applicable governmental authorities or private parties required to permit Borrower to effect such restoration and repair and to use, operate and occupy the repaired and restored premises upon completion thereof (other than those which will issue in the ordinary course upon completion) and that the same are in full force and effect.

Lender shall have no obligation to make such insurance Proceeds available to pay for the Work if (A) the outstanding principal balance and accrued interest owing on the Loan have become due and payable, or (B) there shall exist an Event of Default or any condition which, with the passage of time without cure or the giving of notice, or both, could constitute an Event of Default.

            F. DISTRIBUTION OF PROCEEDS. If any insurance Proceeds are used for the Work, then such Proceeds shall be held by Lender and shall be paid out from time to time to Borrower as the Work progresses (less any cost to Lender of recovering and paying out such Proceeds, including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor), subject to each of the following conditions:

            (i) If the Work is structural or if the cost of the Work is reasonably estimated by Lender to exceed $250,000, the Work shall be conducted under the supervision of a certified and registered architect or engineer. Before Borrower commences any Work, other than temporary work to protect property or prevent interference with business, Lender shall have approved in writing the plans and specifications for the Work, which approval shall not be unreasonably withheld or delayed, it being nevertheless understood that such plans and specifications shall provide for Work so that, upon completion thereof, the Property shall be at least equal in value and general utility to the Property prior to the damage or destruction.


            (ii) Each request for payment shall be made on not less than ten
      (10) Business Days prior notice to Lender and shall be accompanied by a certificate of the architect or engineer in (i) above (or a certificate given by Borrower if no architect or engineer is so required) stating (A) that all of the Work completed has been done in compliance with the approved plans and specifications, if required under (i) above, (B) that the sum requested is justly required to reimburse the Borrower for payments by Borrower, or is justly due to the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums previously paid out by Lender does not exceed the value of the Work done to the date of such certificate, (C) if the sum requested is to cover payment relating to repair and restoration of personal property required or relating to the Property, that title to the personal property items covered by the request for payment is vested in Borrower, and (D) that the amount of such Proceeds remaining in the hands of Lender will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as Lender may require an estimate of the cost of such completion). Additionally, each request for payment shall contain a statement signed by Borrower approving both the Work done to date and the Work covered by the request for payment in question.

            (iii) Each request for payment shall be accompanied by waivers of lien satisfactory to Lender covering that part of the Work for which the immediately preceding Advance was made and, if required by Lender, an endorsement to the Title Policy or other evidence satisfactory to Lender that there has not been filed with respect to the Property any mechanics' or other lien or instrument for the retention of title relating to any part of the Work not discharged of record. Additionally, as to any personal property covered by the request for payment, Lender shall be furnished with evidence of payment therefor and such further evidence satisfactory to assure Lender of its valid first lien on the personal property.

            (iv) Lender or its designee shall have the right to inspect the Work at all reasonable times and may condition any disbursement of Proceeds upon the satisfactory completion, as determined in Lender's reasonable discretion, of any portion of the Work for which payment or reimbursement is being requested. The cost of any such inspection of the Work shall be paid by Borrower prior to or simultaneously with the next disbursement of any portion of the Proceeds. Neither the approval by Lender of the plans and specifications for the Work nor the inspection by Lender of the Work shall make Lender responsible for the preparation of such plans and specifications or the compliance of such plans and specifications, or of the Work, with any applicable law, regulation, ordinance, covenant or agreement.

            (v) Proceeds shall not be disbursed more frequently than every 30 days.

            (vi) Any request for payment made after the Work has been completed shall be accompanied, to the extent applicable, by a copy or copies of any certificate or certificates required by law to render occupancy and full operation of the Property legal.

            (vii) Upon completion of the Work and payment in full therefor, or upon any failure on the part of Borrower to promptly commence the Work, or upon the failure on the part of Borrower to proceed diligently and continuously to completion of the Work (subject to allowance for reasonable delays and interruptions in the supply of materials and labor not caused by any act or omission of Borrower), Lender may apply any such Proceeds it then or thereafter holds to the payment of the Indebtedness; provided, however, that Lender shall be entitled to apply at any time all or any portion of insurance Proceeds it then holds to the curing of any Event of Default under this Mortgage, the Note or any other Loan Document.

          G.  Miscellaneous Insurance Provisions.
              ----------------------------------


            (i) Notwithstanding any other provision of this SECTION 7.1, if in Lender's reasonable judgment the cost of the Work is less than $10,000 and such Work can be completed in less than 30 days and provided no Event of Default has occurred and is continuing, then Lender shall, upon request by Borrower, permit Borrower to apply for and receive the insurance Proceeds directly from the insurer (and Lender shall advise the insurer to pay over such Proceeds directly to Borrower), provided that Borrower shall apply such insurance Proceeds solely to the prompt and diligent commencement and completion of such Work.

            (ii) In the event of the foreclosure of the Mortgage or other transfer of title to or assignment of the Property in extinguishment of the Indebtedness in whole or in part, all right, title and interest of Borrower in and to all policies of insurance required by this Mortgage and any insurance Proceeds shall inure to the benefit of and pass to Lender or any purchaser or transferee of the Property.

            (iii) Borrower hereby authorizes Lender, during all periods in which an Event of Default has occurred and remains uncured, to settle any insurance claims, to obtain insurance Proceeds, and to endorse any checks, drafts or other instruments representing any insurance Proceeds whether payable by reason of loss thereunder or otherwise.

                                    ARTICLE 8
                                    ---------

                               BORROWER'S DEFAULT
                               ------------------

     8.1 EVENTS OF DEFAULT. Each of the following shall constitute an "EVENT OF DEFAULT" under this Agreement:

            A. Borrower fails to pay, within five (5) days following the due date thereof, any installment of interest or principal on the Note or Borrower fails to pay the Note in full on or before the Maturity Date;

            B. Borrower or any Guarantor fails to pay within ten (10) days following written notice from Lender any amounts due hereunder or under any of the other Loan Documents, other than installments of principal and interest on the Note; or

            C. Any representation or warranty made by Borrower or any other Loan Party in or pursuant to this Agreement or otherwise made in writing in connection with or as contemplated by this Agreement shall be incorrect or false or misleading in any material respect as to the period of time to which it relates; or

            D. An Event of Default exists under any other Loan Document; or

            E. Any representation to Lender by Borrower or any other Loan Party as to the financial condition or credit standing of Borrower or any other Loan Party, or any financial statement provided to Lender pursuant to any Loan Document, is or proves to be false or misleading in any material respect; or

            F. Except for Permitted Financings, any interest in Borrower or the Property (or any part thereof) is sold, conveyed, transferred, assigned, disposed of or further encumbered, either directly or indirectly, or any agreement for any of the foregoing is entered into, except as expressly permitted in SECTION 4.1.M; or

            G. The Property or any portion thereof is rezoned either voluntarily or involuntarily, so as to no longer permit the Property or any portion thereof to be used as a golf course; provided, however, that an involuntary rezoning of a portion of the Property that does not adversely affect the income generated by the Property or otherwise adversely affect the operation of the Property as an 18-hole golf course with a clubhouse and related amenities, shall not constitute an Event of Default; or

            H. Any order or decree is entered by any court of competent jurisdiction which directly or indirectly enjoins or prohibits Borrower or Lender from performing any of its obligations under this Agreement; or

            I. Borrower or any other Loan Party: makes an assignment for the benefit of creditors; or petitions or applies to any court for the appointment of a trustee or receiver for itself or for any part of its assets or for the Property or any portion thereof, or commences any proceedings under any bankruptcy, insolvency, readjustment of debt or reorganization statute or law of any jurisdiction, whether now or hereafter in effect; or if any such petition or application is filed or any such proceedings are commenced, and Borrower or any other Loan Party by any act indicates any approval thereof, consent thereto, or acquiescence therein; or an order is entered appointing any such trustee or receiver, or adjudicating Borrower or any other Loan Party bankrupt or insolvent, or approving the petition in any such proceeding; or if any petition or application for any such proceeding or for the appointment of a trustee or receiver is filed by any third party against Borrower or any other Loan Party or their respective assets or the Property, or any portion thereof, and any of the aforesaid proceedings is not dismissed within sixty (60) days of its filing; or

            J. Borrower or any other Loan Party fails to comply with, keep or perform any of its other obligations, agreements, undertakings, covenants, conditions or warranties under (i) this Agreement, (ii) any other Loan Document, or (iii) any other document or instrument executed and delivered to Lender by Borrower or any other Loan Party pursuant to this Agreement, and such failure continues for a period of thirty (30) days after written notice thereof by Lender to Borrower; or

            K. Borrower defaults in any of its obligations under any of the documents evidencing or securing the Other Loan.

     8.2 REMEDIES. Upon the happening of an Event of Default, Lender shall have the right, in addition to all the remedies conferred upon Lender by law or equity or the terms of any Loan Document, to do any or all of the following, concurrently or successively, without notice to Borrower:

            A. Declare the Note to be, and the Note shall thereupon become, immediately due and payable, together with the Prepayment Fee (as defined in the Note), if applicable, without presentment, demand, protest, notice of intention to accelerate, notice of acceleration or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding, and exercise any one or more of its rights and remedies under the Loan Documents.

            B. Enter upon and take possession of the Property and all material, equipment and supplies thereon and do anything necessary or desirable to fulfill the obligations of Borrower hereunder and to sell, manage, maintain, repair and protect the Property. Without limiting the generality of the foregoing and for the purposes aforesaid, Borrower hereby appoints and constitutes Lender its lawful attorney-in-fact with full power of substitution to (i) pay, settle or compromise all existing bills and claims which may be liens upon or security interests in the Property, or to avoid such bills and claims becoming liens or security interests, against the Property or any fixtures or equipment thereon, or as may be necessary or desirable for the clearance of title or otherwise,
(ii) execute all applications and certificates in the name of Borrower which may be required to carry out the intent and purpose hereof, (iii) employ such contractors, subcontractors, architects and others as Lender may deem appropriate, (iv) do any and every act which Borrower might do on its own behalf, including to enter into Leases of any portion of the Property, and (vi) prosecute or defend any and all actions or proceedings involving the Property or any fixtures, equipment or other installations thereon, it being understood and agreed that this power of attorney shall be a power coupled with an interest and cannot be revoked. Lender and its designees, representatives, agents, licensees and contractors shall be entitled to the entry, possession and use contemplated herein without the consent of any party and without any legal process or other condition precedent whatsoever. Borrower acknowledges that any denial of such entry, possession and use by Lender will cause irreparable injury and damage to Lender and agrees that Lender may forthwith sue for any remedy to enforce the immediate enjoyment of such right. Borrower hereby waives the posting of any bond as a condition for exercising such remedy.

            C. Apply the sum of any PAR Funds and Capital Reserve payments then being held by Lender to the repayment of the Loan in any order or priority.

      Anything in this Agreement to the contrary notwithstanding, all funds advanced or disbursed by Lender pursuant to the provisions of this ARTICLE 8 shall be deemed advanced by Lender under an obligation to do so regardless of the identity of the person or persons to whom such funds are and shall bear interest at the Default Rate. Funds advanced or disbursed by Lender in the exercise of its judgment that the same are needed to protect its security or to otherwise perform any obligations of Borrower hereunder are to be deemed additional advances hereunder and are to be added to the total indebtedness evidenced by the Note and secured by the Mortgage and the other Loan Documents and said indebtedness shall, if necessary, be increased accordingly.

      In case of any Event of Default hereunder, Borrower will pay Lender's reasonable attorneys' fees and disbursements and court costs (including those relating to appeals) and all related expenses in connection with the enforcement of this Agreement or any of the other Loan Documents.

                                    ARTICLE 9
                                    ---------

                                  MISCELLANEOUS
                                  -------------

      9.1 INDEMNIFICATION. Except for Losses (as hereinafter defined) which are finally adjudicated by a court of competent jurisdiction to have arisen directly and proximately from the gross negligence or willful misconduct of Lender, Borrower shall protect, defend, indemnify and hold Lender, and its officers, directors, employees and agents (each, an "INDEMNIFIED PARTY") harmless from and against any and all harm, loss, liability, damage, suit, claim, demand, expense, fees, costs, judgments and penalties (including reasonable attorneys' fees) (each a "LOSS") suffered or incurred by an Indemnified Party in connection with
(i) any claim, demand, suit or proceeding brought or asserted by any person against an Indemnified Party arising out of or relating to Lender's entering into or carrying out the terms of this Agreement or any of the other Loan Documents or being the holder of the Note, (ii) any default by Borrower or any other Loan Party hereunder or under any other Loan Document, (iii) any bodily injury, death, other personal injury or property damage occurring in or upon the Property through any cause whatsoever, and (iv) any transaction otherwise arising out of or in any way connected with the Property, this Agreement, any other Loan Document or the Indebtedness.

      9.2 DEFENSE OF CLAIMS. Lender may, at Borrower's sole cost and expense, retain counsel and control the defense of any Claim relating to any Loss or potential Loss. If Lender so controls the defense of any such Claim, Borrower will cooperate with Lender and provide Lender with copies of all existing pleadings, discovery materials and other materials relating to said Claim. Upon taking control of the defense of any Claim, Lender shall provide to Borrower copies of all subsequent pleadings, discovery materials and other materials relating to the Claim. Lender shall be entitled to settle any such Claim on such terms as Lender deems appropriate in its sole and absolute discretion; provided, however, Lender shall not settle any Claim for which Lender seeks indemnification from Borrower pursuant to SECTION 9.1 without the prior written consent of Borrower, which consent shall not be unreasonably withheld or delayed. If Lender does not elect to control the defense of any Claim, Borrower shall defend said Claim and shall provide Lender with copies of all pleadings, filings and correspondence relating thereto.

      9.3 PERFORMANCE BY LENDER. If any Event of Default hereunder shall exist, then Lender may (but shall in no event be required to) cure any such Event of Default. Lender shall not be obligated to continue any such action having commenced the same and may cease the same without notice to Borrower. Any amounts expended by Lender in connection with such action shall constitute additional advances hereunder, the payment of which is additional indebtedness, secured by the Loan Documents and shall become due and payable upon demand by Lender, with interest at the Default Rate from the date of disbursement thereof until fully paid. No further direction or authorization from Borrower shall be necessary for such disbursements. The execution of this Agreement by Borrower shall and hereby does constitute an irrevocable direction and authorization to Lender to so disburse such funds.

      9.4 TRANSFER BY LENDER. Lender may assign, negotiate, pledge or otherwise hypothecate all or any portion of the Loan or grant participation therein, or in any of its rights and security hereunder and under the other Loan Documents, and Borrower shall accord full recognition thereto. Lender may deliver copies to any potential participant or assignee or transferee of financial statements and other information from time to time furnished to Lender pursuant hereto or in connection therewith.

      Borrower shall not assign or attempt to assign its rights or obligations under this Agreement or any other Loan Document.

      9.5 LENDER'S ACTIONS. The authority herein conferred upon Lender and any action taken by Lender hereunder or in any other Loan Document will be taken by Lender for its own protection only, and Lender does not and shall not be deemed to have assumed any responsibility to Borrower or to any other person or persons with respect to any such action here in authorized or taken by Lender. No person shall be entitled to rely upon, or claim to have relied upon, any action taken or failed to have been taken by Lender or any of its representatives.

      9.6 TIME IS OF THE ESSENCE. Time is of the essence of this Agreement.

      9.7 WAIVERS. No waiver of any term, provision, condition, covenant or agreement contained herein or in any other Loan Document shall be effective unless set forth in a writing signed by Lender, and any such waiver shall be effective only to the extent set forth in such writing. No failure by Lender to exercise, or delay by Lender in exercising, any right, power or privilege hereunder or in any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right or remedy provided by law. No notice to or demand on Borrower in any case shall, in itself, entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand.

      9.8 NOTICES. Any notice which any party hereto may be required or may desire to give hereunder shall be delivered personally or if mailed, postage prepaid, by United States registered or certified mail, return receipt requested, or by overnight express courier, addressed in the case of Borrower to:

                           The Badlands Golf Club, Inc.
                           c/o Senior Tour Players Development, Inc.
                           266 Beacon Street
                           Boston, Massachusetts  02116
                                    Attn:  Stanton V. Abrams, President

                  with a copy to:

                           Davis, Malm & D'Agostine, P.C.
                           One Boston Place
                           Boston, Massachusetts  02108
                                    Attn:  Alan L. Stanzler, Esq.

                  in the case of Lender to:

                           NationsCredit Commercial Corporation
                           One Canterbury Green
                           P.O. Box 120013
                           Stamford, Connecticut 06912-0013
                                    Attn:  Vice President Commercial Real Estate

                  with a copy to:

                           NationsCredit Commercial Corporation
                           One Canterbury Green
                           P.O. Box 120013
                           Stamford, Connecticut 06912-0013
                                    Attn:  General Counsel
or at such other addresses or to the attention of such other persons as may from time to time be designated by the party to be addressed by written notice to the other in the manner herein provided. Notices, demands and requests given in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder when received or when delivery is refused or when the same are returned to sender for failure to be called for.

      9.9 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the parties and their respective successors and permitted assigns. No assignment made by Borrower in violation of this Agreement shall confer any rights on any assignee of Borrower.

      9.10 NO PARTNERSHIP. Nothing contained herein, or in any other Loan Document, and no action or inaction whatsoever on the part of Lender, shall be deemed to make Lender a partner or joint venturer with Borrower.

      9.11 BROKERAGE CLAIMS. Borrower shall protect, defend, indemnify and hold Lender harmless from and against all loss, cost, liability and expense incurred as a result of any claim for a broker's or finder's fee against Lender or any person or entity in connection with the transaction herein contemplated, provided such claim is made by or arises through or under Borrower or is based in whole or in part upon alleged acts or omissions of Borrower.

      9.12 PUBLICITY. Lender may publicize the Loan if it so elects.

      9.13 DOCUMENTS SATISFACTORY TO LENDER. All documents and other matters required by any of the provisions of this Agreement to be submitted or provided to Lender shall be in form and substance satisfactory to Lender.

      9.14 ADDITIONAL ASSURANCES. At any time or from time to time, upon the written request of Lender, Borrower shall execute, and, if required, record, file (and pay all fees, taxes or other expenses relating thereto) all such further documents and do all such other acts and things as Lender may reasonably request to effectuate the transaction contemplated herein in accordance with the terms hereof.

      9.15 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto and the other Loan Documents and other documents referred to herein constitute the entire agreement between the Lender and Borrower with respect to the subject matter hereof and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto.

      9.16 SEVERABILITY. If any provision of this Agreement or any other Loan Document or the application thereof to any person or situation shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement or any other Loan Document, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue valid and enforceable to the fullest extent permitted by applicable law.

      9.17 NO THIRD PARTY BENEFICIARY. This Agreement is made for the sole benefit of Borrower and Lender, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.

      9.18 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

      9.19 LIMITATION ON LIABILITY. (a) Subject to the limitations and exceptions contained in subsections (b), (c), (d) and (e) below, after the Completion of Construction Work in accordance with the terms and requirements of this Agreement and after the Transition Period expires, neither Borrower nor Guarantor shall have any personal recourse liability for amounts owing under the Note or any of the other Loan Documents and no deficiency judgment therefor shall be enforced against Borrower or Guarantor. Lender's recourse for such amounts shall, subject to the limitations and exceptions contained in subsections (b), (c), (d) and (e) below, be limited to the collateral and security provided under the Loan Documents.

           (b) A judgment may be sought, obtained, entered and enforced against Borrower and Guarantor to the extent necessary to preserve or enforce the rights and remedies of Lender in, to or against the collateral and security provided under the Loan Documents, and nothing contained in this SECTION 9.19 shall be construed to limit, prejudice or impair the rights of Lender to enforce its rights and remedies against any real and personal property mortgaged, pledged, encumbered, assigned or granted to secure payment or performance under this Agreement, the Note and the other Loan Documents. Notwithstanding anything to the contrary herein or elsewhere Lender shall, to the fullest extent permitted by law, be entitled to injunctive relief and to specific performance.

          (c) Anything contained herein or elsewhere to the contrary notwithstanding, Borrower and Guarantor shall be liable to Lender, without limitation, for Lender's harm, loss (including lost interest and principal on the Loans), damage, costs and expenses (including Lender's reasonable attorneys' fees and collection costs) arising out of or in connection with any of the following circumstances:

            (i) any misapplication or misappropriation of any Gross Revenues, including the distribution by Borrower of any Gross Revenues in violation of SECTION 4.1.S of this Agreement;

            (ii) any waste respecting all or any part of the Property or any other collateral;

            (iii) the collection of rents or other income from the Property more than thirty (30) days in advance in violation of the terms and provisions of the Loan Documents; or the failure to account for security deposits of tenants or other occupants at the Property, if any, not turned over to Lender immediately after Lender's demand following the occurrence of an Event of Default;

            (iv) fraud in connection with the Loan or any Loan Document;

            (v) any material breach of any representation or warranty made in connection with the Loan known by Borrower or Guarantor to have been false when made or deemed made;

            (vi) any material misrepresentation or inaccuracy contained in any financial statement or other document provided to Lender pursuant to
      SECTION 4.1.K of this Agreement known by Borrower or Guarantor to have been false or inaccurate when provided;

            (vii) any breach of any of the terms and provisions of SECTION 2.10 (Environmental Matters) of the Mortgage;

            (viii) the occurrence of a direct or indirect transfer of the Property in violation of the Mortgage or any of the other Loan Documents without the prior written consent of Lender or the existence of any liens on the Property resulting from Borrower's voluntary action, other than the Permitted Encumbrances;

            (ix) any filing by Borrower or Guarantor of any voluntary petition under the Bankruptcy Code, or the taking by any one or more of them of any comparable action under any federal or state law; or the filing of any involuntary petition under the Bankruptcy Code against either Borrower or Guarantor, or the taking of comparable action under any federal or state law against either of them, by any person or entity in any way affiliated with either of them;

            (x) any and all loss, cost, expense or liability arising under
      SECTION 4.1.I and SECTION 9.11 of this Agreement; and

            (xi) any and all loss, cost, expense or liability arising in connection with any liens or lien claims relating to the Construction Work.

      (d) In the event of any filing by Borrower or Guarantor of any voluntary petition under the Bankruptcy Code, or the taking by any one or more of them of any comparable action under any federal or state law, or the filing of any involuntary petition under the Bankruptcy Code against any of Borrower or Guarantor or the taking of comparable action under any federal or state law against any one or more of them by any shareholder, officer or director of Borrower or Guarantor or by any person or entity affiliated with, related to or in which a beneficial interest is owned by such shareholder, officer or director, which action by a related entity is not dismissed within thirty (30) days of its filing, the Loan shall become fully recourse.

      (e) Nothing contained in this SECTION 9.19 shall be construed to release Borrower or any Loan Party from liability under the indemnifications contained in SECTION 2.10 (Environmental Matters) of the Mortgage, in the Guaranty and in the Environmental Indemnity.

      9.20  WRITTEN AGREEMENT.

            (i) THE RIGHTS AND OBLIGATIONS OF BORROWER AND LENDER SHALL BE DETERMINED SOLELY FROM THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND ANY PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN LENDER AND BORROWER CONCERNING THE SUBJECT MATTER HEREOF AND OF THE OTHER LOAN DOCUMENTS ARE SUPERSEDED BY AND MERGED INTO THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (ii) THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE, CONTEMPORANEOUSLY WITH, OR SUBSEQUENT TO THE EXECUTION OF THIS LOAN AGREEMENT OR THE LOAN DOCUMENTS.

            (iii) THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      9.21 CONSTRUCTION. Borrower and Lender agree that the terms and conditions of this Agreement and the other Loan Documents are the result of negotiations between the parties and that this Agreement and the other Loan Documents shall not be construed in favor of or against any party by reason of the extent to which any party or its professionals participated in the preparation of this Agreement.

      9.22 LENDER'S CONSENT. In any action or proceeding bought by Borrower against Lender claiming or based upon an allegation that Lender unreasonably withheld its consent to or approval of a proposed act by Borrower which requires Lender's consent hereunder, Borrower's sole and exclusive remedy in said action or proceeding shall be injunctive relief or specific performance requiring Lender to grant such consent or approval.

      9.23 NOTICE OF BREACH BY LENDER. Borrower agrees to give Lender written notice of any action or inaction by Lender or any agent or attorney of Lender in connection with this Agreement or any other Loan Document or the obligations of Borrower under this Agreement or any other Loan Document that may be actionable against Lender or any agent or attorney of Lender or a defense to payment of any obligations of Borrower under this Agreement or any other Loan Document for any reason, including commission of a tort or violation of any contractual duty or duty implied by law. Borrower agrees that unless such notice is given promptly (and in any event within thirty (30) days after the Borrower has knowledge of any such action or inaction), Borrower shall not assert, and the Borrower shall be deemed to have waived, any claim or defense arising therefrom to the extent that Lender could have mitigated such claim or defense after receipt of such notice.

      9.24 WAIVER OF JURY TRIAL. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY LENDER AND BORROWER, AND LENDER AND BORROWER ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. LENDER AND BORROWER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      9.25 CONSENT TO JURISDICTION. The parties hereto submit to personal jurisdiction in the State of Connecticut for the enforcement of the provisions of this Agreement and the other Loan Documents and irrevocably waive any and all rights to object to such to such jurisdiction for the purposes of litigation to enforce any provision of this Agreement and the other Loan Documents. Lender and Borrower hereby consent to the jurisdiction of and agree that any action, suit or proceeding to enforce this Agreement may be brought in any state or federal court in the State of Connecticut. Lender and Borrower hereby irrevocably waive any objection which they may have to the laying of the venue of any such action, suit, or proceeding in any such court and hereby further irrevocably waive any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. Borrower hereby appoints the Secretary of the State of Connecticut as its agent for service of process. Borrower and Lender hereby consent that service of process in any action, suit or proceeding may be made by service upon the aforesaid agent for service of process (in the case of service to be made upon Borrower), by personal service upon the party being served, or by delivery in accordance with the notice requirements of SECTION 9.8 of this Agreement.

      9.26 COMMERCIAL TRANSACTION. TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY AND SECURED BY THE LOAN DOCUMENTS, BORROWER AGREES THAT THE SAID TRANSACTION IS COMMERCIAL AND NOT A CONSUMER TRANSACTION AND WAIVES ANY RIGHT TO NOTICE OF AND HEARING OF THE RIGHT OF LENDER UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, REVISION OF 1958, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT

COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.

      9.27 COUNTERPARTS. This Agreement may be executed in counterparts, and all such counterparts, taken together, shall constitute one and the same instrument.

      IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.

                                        BORROWER:

                                        THE BADLANDS GOLF CLUB, INC., a Nevada
                                        corporation


                                        By: /s/ Stanton V. Abrams
                                            ------------------------------
                                             Stanton V. Abrams
                                             President


                                        LENDER:

                                        NATIONSCREDIT COMMERCIAL CORPORATION


                                        By: /s/ Donald E. Rhodes
                                            ------------------------------
                                        Its: Authorized Signatory

STATE OF Massachusetts                      )
         -------------
                                            )
COUNTY OF Suffolk                           )
         -------------

      On this, the 15th day of November, 1996, before me, the undersigned officer, personally appeared Stanton V. Abrams, who acknowledged himself to be the President of THE BADLANDS GOLF CLUB, INC., and that he, as such President, being authorized so to do, executed the foregoing Loan Agreement for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             /s/ Robert E. Richards, Jr.
                                             ------------------------------
                                             Notary Public

                                                  ROBERT E. RICHARDS, JR.
[STAMP OF:                                             NOTARY PUBLIC
                                                  MY COMMISSION EXPIRES
                                                       SEPT. 30, 1999


STATE OF Georgia                               )
         -------------
                                               )
COUNTY OF Fulton                               )
         -------------

      On this, the 26th day of November, 1996, before me, the undersigned officer, personally appeared Donald E. Rhodes, who acknowledged himself to be the Authorized Representative of NATIONSCREDIT COMMERCIAL CORPORATION, a Delaware corporation, being authorized so to do, executed the foregoing Loan Agreement for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                             /s/ David James Burge
                                             ------------------------------
                                             Notary Public



[NOTARY PUBLIC SEAL OF
DAVID JAMES BURGE
FULTON COUNTY, GEORGIA]

                                  EXHIBIT A
                                  ---------

                              LEGAL DESCRIPTION
                              -----------------

                                   EXHIBIT A

                              DESCRIPTION OF LAND

ALL THAT REAL PROPERTY SITUATED IN THE COUNTY OF CLARK, STATE OF NEVADA, BOUNDED AND DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 31 AND 32, TOWNSHIP 20 SOUTH, RANGE 60 EAST M.D.M. CITY OF LAS VEGAS, CLARK COUNTY, NEVADA AND DEFINED AS FOLLOWS:

     COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 31 AS SHOWN ON A RECORD OF SURVEY, RECORDED IN FILE 36 OF SURVEYS, PAGE 89 IN THE OFFICE OF THE CLARK COUNTY RECORDER, BEING THE CENTER LINE INTERSECTIONS OF CHARLESTON BOULEVARD AND HUALAPAI WAY; THENCE NORTH 06[DEGREES] 05'57" WEST ALONG THE WEST LINE OF SAID SECTION 31 AND THE CENTER LINE OF HUALAPAI WAY, A DISTANCE OF 2282.92 FEET; THENCE NORTH 83[DEGREES] 54'03" EAST A DISTANCE OF 50.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF SAID HUALAPAI WAY, SAID POINT BEING THE POINT THE POINT OF BEGINNING, THENCE NORTH 06[DEGREES] 05'57" WEST ALONG THE SAID EAST RIGHT-OF-WAY LINE OF HUALAPAI WAY, A DISTANCE OF 970.04 FEET TO A POINT ON A CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 54.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 80[DEGREES] 00'00", THENCE NORTHEASTERLY ALONG SAID CURVE TO THE RIGHT, TANGENT TO THE LAST LINE, AN ARC DISTANCE OF 75.40 FEET; THENCE NORTH 73[DEGREES] 54'03" EAST TANGENT TO THE LAST CURVE AND ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF THE PROPOSED ALTA DRIVE AS SHOWN ON THE FINAL MAP OF CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 1,235.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 06[DEGREES] 50'32", THENCE NORTHEASTERLY ALONG SAID CURVE TO THE LEFT, TANGENT TO THE LAST LINE AN ARC DISTANCE OF 147.48 FEET; THENCE LEAVING SAID CURVE FRO MA POINT, WHOSE RADIAL BEARS NORTH 22[DEGREES] 56' 29" WEST, ON A BEARING OF SOUTH 31[DEGREES] 00'12" EAST A DISTANCE OF
     119.53 FEET, THENCE SOUTH 76[DEGREES] 47'46" EAST A DISTANCE OF 62.90 FEET; THENCE SOUTH 05[DEGREES] 37'05" EAST, A DISTANCE OF 115.98 FEET; THENCE NORTH 85[DEGREES] 56'34" EAST, A DISTANCE OF 583.37 FEET TO A POINT ON A CURVE CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 450.77 FEET AND SUBTENDING A CENTRAL ANGLE OF 44[DEGREES] 56'23"; THENCE NORTHEASTERLY ALONG SAID CURVE, TANGENT TO THE LAST LINE, AN ARC DISTANCE OF 353.56 FEET, TO A RADIAL WHICH BEARS NORTH 46[DEGREES] 45'14" WEST; THENCE NORTH 75[DEGREES] 37'07" EAST, A DISTANCE OF 393.07 FEET; THENCE NORTH 72[DEGREES] 32'48" EAST, A DISTANCE OF 293.21 FEET; THENCE NORTH 59[DEGREES] 40'12" EAST, A DISTANCE OF 80.02 FEET; THENCE SOUTH 87[DEGREES] 16'04" DISTANCE OF 115.62 FEET; THENCE NORTH 74[DEGREES] 13'47" EAST, A DISTANCE OF 90.44 FEET; THENCE SOUTH 89[DEGREES] 43'21" EAST A DISTANCE OF 179.81 FEET, THENCE SOUTH 68[DEGREES] 41'00" EAST, A DISTANCE OF 69.64 FEET; THENCE SOUTH 89[DEGREES] 43'21" EAST, A DISTANCE OF 231.23 FEET; THENCE SOUTH 79[DEGREES] 12'01" EAST, A DISTANCE OF 520.34 FEET; THENCE SOUTH 78[DEGREES] 16'57" EAST, A DISTANCE OF 769.72 FEET; THENCE SOUTH 67[DEGREES] 29'21" EAST, A DISTANCE OF 64.02 FEET; THENCE SOUTH 56[DEGREES] 28'43" EAST, A DISTANCE OF 513.83 FEET, THENCE SOUTH 85[DEGREES] 32'44" EAST, A DISTANCE OF 226.95 FEET TO A POINT ON THE WESTERLY PROPERTY LINE OF THE CLUB HOUSE AREA OF THE BADLANDS GOLF COURSE; THENCE ALONG THE BOUNDARY OF SAID BADLANDS GOLF COURSE AS FOLLOWS; SOUTH 09[DEGREES] 40'24" EAST, A

                                  EXHIBIT A



DISTANCE OF 275.89 FEET; THENCE NORTH 83[DEGREES]54'34" WEST, A DISTANCE OF
254.65 FEET; THENCE SOUTH 86[DEGREES]47'39" WEST, A DISTANCE OF 617.43 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT "A", THENCE SOUTH 79[DEGREES]01'40", A DISTANCE OF 495.51 FEET; THENCE LEAVING SAID GOLF COURSE BOUNDARY, NORTH 54[DEGREES]56'11" WEST, A DISTANCE OF 206.04 FEET, THENCE NORTH 80[DEGREES]50'57" WEST, A DISTANCE OF 221.28 FEET; THENCE SOUTH 88[DEGREES]22'40" WEST, A DISTANCE OF 338.29 FEET; THENCE SOUTH 63[DEGREES]54'06" WEST, A DISTANCE OF 125.63 FEET; THENCE NORTH 15[DEGREES]53'53" WEST, A DISTANCE OF 110.01 FEET, THENCE SOUTH 85[DEGREES]38'25" WEST, A DISTANCE OF 127.26 FEET TO POINT ON A CURVE CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 45.0 FEET AND SUBTENDING A CENTRAL ANGLE OF 169[DEGREES]03'54"; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT, FROM A RADIAL WHICH BEARS NORTH 69[DEGREES]38'48" EAST, ALONG SAID CURVE AN ARC DISTANCE OF 132.78 FEET TO A POINT OF REVERSE CURVATURE WITH A CURVE CONCAVE WESTERLY HAVING A RADIUS OF 25.0 FEET AND SUBTENDING A CENTRAL ANGLE OF 73[DEGREES]19'12"; THENCE SOUTHEASTERLY ALONG SAID CURVE, FROM A RADIAL WHICH BEARS NORTH 80[DEGREES]34'54" EAST, AN ARC DISTANCE OF 31.99 FEET TO A RADIAL WHICH BEARS NORTH 26[DEGREES]05'54" WEST, THENCE SOUTH 63[DEGREES]54'06" WEST, A DISTANCE OF 40.53 FEET; THENCE NORTH 14[DEGREES]02'51" WEST, A DISTANCE OF
117.59 FEET; THENCE SOUTH 63[DEGREES]54'06" WEST, A DISTANCE OF 83.67 FEET; THENCE NORTH 89[DEGREES]01'27" WEST, A DISTANCE OF 375.79 FEET; THENCE NORTH 84[DEGREES]55'46" WEST, A DISTANCE OF 148.30 FEET; THENCE NORTH 88[DEGREES]07'26" WEST, A DISTANCE OF 301.09 FEET; THENCE SOUTH 82[DEGREES]55'29" WEST, A DISTANCE OF 187.29 FEET; THENCE NORTH 89[DEGREES]15'40" WEST, A DISTANCE OF 149.56 FEET; THENCE SOUTH 75[DEGREES]37'07" WEST, A DISTANCE OF 361.89 FEET; THENCE SOUTH 81[DEGREES]11'34" WEST, A DISTANCE OF 212.43 FEET; THENCE NORTH 83[DEGREES]33'51" WEST, A DISTANCE OF 105.85 FEET; THENCE NORTH 67[DEGREES]39'10" WEST, A DISTANCE OF 183.07 FEET; THENCE NORTH 83[DEGREES]46'14" WEST, A DISTANCE OF 87.63 FEET; THENCE SOUTH 78[DEGREES]16'49" WEST, A DISTANCE OF 194.05 FEET; THENCE SOUTH 84[DEGREES]10'19" WEST, A DISTANCE OF 173.27 FEET; THENCE SOUTH 69[DEGREES]49'58" WEST, A DISTANCE OF 268.23 FEET; THENCE NORTH 86[DEGREES]56'36" WEST, A DISTANCE OF 57.41 FEET; THENCE SOUTH 13[DEGREES]07'59" WEST, A DISTANCE OF 266.08 FEET, THENCE SOUTH 67[DEGREES]05'17" WEST, A DISTANCE OF 117.37 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL.
---------------------------------------------------

COMMENCING AT THE AFOREMENTIONED POINT A, THENCE NORTH 19[DEGREES]18'09", EAST, A DISTANCE OF 10.82 FEET TO THE POINT OF BEGINNING, THENCE NORTH 86[DEGREES]47'39" EAST, PARALLEL TO AND 10.00 FEET NORTH OF THE NORTH LINE OF THE EXISTING BADLANDS GOLF COURSE, FOR A DISTANCE OF 331.57 FEET; THENCE NORTH 52[DEGREES]22'56" WEST, A DISTANCE OF 483.17 FEET; THENCE NORTH 75[DEGREES]15'34" WEST, A DISTANCE OF 700.03 FEET TO A POINT ON A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 525.00 FEET, AND SUBTENDING A CENTRAL ANGLE OF 22[DEGREES]39'21"; THENCE WESTERLY ALONG SAID CURVE TO THE LEFT, TANGENT TO THE LAST LINE AN ARC DISTANCE OF 207.59 FEET TO A POINT REVERSE CURVATURE WITH A CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 275.00 FEET, AND SUBTENDING A CENTRAL ANGLE OF 18[DEGREES]46'15"; THENCE WESTERLY ALONG SAID CURVE TO THE RIGHT FROM A

                                  EXHIBIT A


RADIAL WHICH BEARS SOUTH 07[DEGREES]54'55" EAST, AN ARC DISTANCE OF 90.09 FEET; THENCE NORTH 79[DEGREES]08'40" WEST TANGENT TO THE LAST CURVE, A DISTANCE OF
535.75 FEET; THENCE SOUTH 87[DEGREES]31'02" WEST, A DISTANCE OF 267.49 FEET; THENCE SOUTH 88[DEGREES]25'23" WEST, A DISTANCE OF 557.88 FEET; THENCE NORTH 83[DEGREES]02'52" WEST, A DISTANCE OF 343.78 FEET; THENCE SOUTH 75[DEGREES]37'07" WEST, A DISTANCE OF 511.80 FEET; THENCE SOUTH 58[DEGREES]50'24" WEST, A DISTANCE OF 133.85 FEET; THENCE SOUTH 34[DEGREES]09'33" WEST, A DISTANCE OF 114.98 FEET; THENCE SOUTH 17[DEGREES]56'29"WEST, A DISTANCE OF 116.76 FEET; THENCE SOUTH 85[DEGREES]01'07" EAST, A DISTANCE OF 141.67 FEET TO A POINT ON A CURVE
CONCAVE NORTHWESTERLY HAVING A RADIUS OF 45.00 FEET, AND SUBTENDING A CENTRAL ANGLE OF 191[DEGREES]37'44"; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT FROM A RADIAL WHICH BEARS SOUTH 57[DEGREES]53'18" WEST AN ARC DISTANCE OF
150.50 FEET TO A POINT OF REVERSE CURVATURE WITH A CURVE CONCAVE EASTERLY HAVING RADIUS OF 25.00 FEET, AND SUBTENDING A CENTRAL ANGLE OF 88[DEGREES]21'46"; THENCE NORTHERLY ALONG SAID CURVE TO THE RIGHT, FROM A RADIAL WHICH BEARS SOUTH 46[DEGREES]15'34" WEST, AN ARC DISTANCE OF 38.56 FEET TO A POINT OF COMPOUND CURVATURE WITH A CURVE HAVING A RADIUS OF 150.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 30[DEGREES]26'14"; THENCE NORTHEASTERLY ALONG SAID CURVE TO THE RIGHT FROM A RADIAL WHICH BEARS NORTH 45[DEGREES]22'40" WEST, AN ARC DISTANCE OF 79.68 FEET; THENCE NORTH 75[DEGREES]03'34" EAST, TANGENT TO THE LAST CURVE, A DISTANCE OF 379.88 FEET TO A POINT ON A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 400.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 21[DEGREES]53'34"; THENCE EASTERLY ALONG SAID CURVE TO THE RIGHT, FROM A RADIAL WHICH BEARS NORTH 14[DEGREES]56'26" WEST, AN ARC DISTANCE OF 152.84 FEET; THENCE SOUTH 83[DEGREES]02'52" EAST, TANGENT TO THE LAST CURVE, A DISTANCE OF 214,63 FEET TO A POINT ON A CURVE CONCAVE NORTHERLY, HAVING A RADIUS OF 440.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 08[DEGREES]31'45"; THENCE EASTERLY ALONG SAID CURVE TO THE LEFT FROM A RADIAL WHICH BEARS SOUTH 06[DEGREES]57'08" WEST, AN ARC DISTANCE OF 65.50 FEET; THENCE NORTH 88[DEGREES]25'23" EAST, TANGENT TO THE LAST CURVE, A DISTANCE OF 538.68 FEET; THENCE NORTH 87[DEGREES]31'02" EAST, A DISTANCE OF 249.50 FEET; THENCE SOUTH 79[DEGREES]08'40" EAST, A DISTANCE OF
604.10 FEET TO A POINT ON A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 360.00 FEET, AND SUBTENDING A CENTRAL ANGLE OF 32[DEGREES]01'26"; THENCE EASTERLY ALONG SAID CURVE TO THE RIGHT FROM A RADIAL WHICH BEARS NORTH 17[DEGREES]17'00" WEST, AN ARC DISTANCE OF 201.21 FEET, THENCE SOUTH 75[DEGREES]15'34" EAST, TANGENT TO THE LAST CURVE, A DISTANCE OF 565.54 FEET; THENCE SOUTH 04[DEGREES]51'24" EAST, A DISTANCE OF 132.69 FEET; THENCE SOUTH 75[DEGREES]15'34" EAST, A DISTANCE OF 219.70 FEET TO THE POINT OF BEGINNING.

                                  EXHIBIT A-2
                               LEGAL DESCRIPTION

A LEASEHOLD ESTATE CREATED BY LEASE DATED APRIL 28, 1993 AND ADDENDUM DATED JULY 28, 1993 AND ADDENDUM DATED OCTOBER 27, 1994 AND ADDENDUM DATED NOVEMBER 2, 1994 BY AND BETWEEN SENIOR TOUR PLAYERS, INC., A MASSACHUSETTS CORPORATION AND ITS NOMINEE, SENIOR TOUR PLAYERS DEVELOPMENT, INC., A NEVADA CORPORATION, AS LESSEE AND WILLIAM PECCOLE 1982 TRUST, A NEVADA TRUST, WILLIAM PETER AND WANDA RUTH PECCOLE FAMILY LTD. PARTNERSHIP, WILLIAM PECCOLE AND WANDA PECCOLE 1971 TRUST, DATED JULY 8, 1971, LAURETTA P. BAYNE 1976 TRUST, DATED JUNE 14, 1976, LEANN P. GOORJIAN 1976 TRUST, DATED JUNE 14, 1976 AND THE WILLIAM PECCOLE AND WANDA PECCOLE 1991 TRUST, DATED DECEMBER 26, 1991, AS LESSOR AS TO:

PARCEL 1:
---------

A PORTION OF SECTIONS 31 AND 32, TOWNSHIP 20 SOUTH, RANGE 60 EAST, M.D.M. CITY OF LAS VEGAS, CLARK COUNTY, NEVADA AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 31 AS SHOWN ON A PARCEL MAP RECORDED IN FILE 76 OF PARCEL MAPS, PAGE 65 IN THE OFFICE OF THE CLARK COUNTY RECORDER, SAID POINT BEING THE CENTERLINE INTERSECTION OF CHARLESTON BLVD. AND HUALAPAI WAY; THENCE N.06[DEGREES]05'57"W., ALONG THE CENTERLINE OF HUALAPAI WAY AND THE WEST LINE OF SAID SECTION 31, A DISTANCE OF 893.94 FEET; THENCE N.83[DEGREES]54'03"E., A DISTANCE OF 50.00 FEET TO A POINT ON THE EAST LINE OF HUALAPAI WAY, THE POINT OF BEGINNING; THENCE N.64[DEGREES]15'40"E., A DISTANCE OF 619.87 FEET; THENCE N.72[DEGREES]29'37"E., A DISTANCE OF 496.92 FEET; THENCE S.68[DEGREES]25'40"E., A DISTANCE OF 319.98 FEET; THENCE S.87[DEGREES]40'02"E., A DISTANCE OF 513.23 FEET; THENCE N.87[DEGREES]55'09"E., A DISTANCE OF 1033.86 FEET; THENCE N.30[DEGREES]04'55"W., ALONG THE ALIGNMENT OF A PRIVATE DRIVE TO BE KNOWN AS PALACE COURT, A DISTANCE OF 248.13 FEET TO A POINT ON A CURVE CONCAVE EASTERLY HAVING A RADIUS OF 385.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 15[DEGREES]19'20"; THENCE NORTHWESTERLY ALONG SAID CURVE TO THE RIGHT AN ARC DISTANCE OF 102.96 FEET; THENCE FROM A RADIAL WHICH BEARS N.75[DEGREES]14'25"; ON A LINE WHICH BEARS S.81[DEGREES]53'08"W., A DISTANCE OF 145.92 FEET; THENCE S.87[DEGREES]55'09"W., A DISTANCE OF 310.00 FEET; THENCE N.82[DEGREES]21'29"W., A DISTANCE OF 374.79 FEET TO A POINT ON A CURVE CONCAVE SOUTHERLY, HAVING A RADIUS OF 500.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 14[DEGREES]37'17"; THENCE WESTERLY ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 127.60 FEET; THENCE S.83[DEGREES]01'14"W., TANGENT TO THE LAST CURVE, A DISTANCE OF 96.53 FEET TO A POINT ON A CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 350.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 27[DEGREES]10'03"; THENCE FROM A RADIAL WHICH BEARS S.06[DEGREES]58'46"E., NORTHWESTERLY ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 165.96 FEET; THENCE N.69[DEGREES]48'43"W., A DISTANCE OF 192.18 FEET; THENCE S.82[DEGREES]19'57"W., A DISTANCE OF 1093.43 FEET; THENCE N.13[DEGREES]19'52"E., A DISTANCE OF 317.29 FEET; THENCE N.23[DEGREES]54'36"W., A DISTANCE OF 100.00 FEET; THENCE N.58[DEGREES]52'45"E., A DISTANCE OF 338.26 FEET; THENCE S.80[DEGREES]43'39"E., A DISTANCE OF 466.63 FEET; THENCE N.76[DEGREES]45'03"E., A DISTANCE OF 419.28 FEET; THENCE N.83[DEGREES]01'14"E., A DISTANCE OF 469.82 FEET; THENCE N.73[DEGREES]41'43"E., A DISTANCE OF 243.69 FEET; THENCE


                           ("CONTINUED ON NEXT PAGE")
                            ------------------------

S.77[DEGREES]12'30"E., A DISTANCE OF 583.20 FEET; THENCE N.74[DEGREES]05'05"E., A DISTANCE OF 533.49 FEET; THENCE N.41[DEGREES]57'12"E., A DISTANCE OF 152.00 FEET; THENCE S.87[DEGREES]46'25"E., A DISTANCE OF 1006.93 FEET; THENCE S.01[DEGREES]24'18"E., A DISTANCE OF 308.96 FEET; THENCE S.58[DEGREES]15'03"W., A DISTANCE OF 493.93 FEET; THENCE S.74[DEGREES]49'16"W., A DISTANCE OF 284.31 FEET; THENCE S.83[DEGREES]26'16"W., A DISTANCE OF 556.80 FEET; THENCE S.81[DEGREES]53'08"W., A DISTANCE OF 277.45 FEET TO A POINT ON A CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 295.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 13[DEGREES]16'52"; THENCE FROM A RADIAL WHICH BEARS N.73[DEGREES]11'57"E., SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT AN ARC DISTANCE OF 68.38 FEET; THENCE S.30[DEGREES]04'55"E., TANGENT TO THE LAST CURVE A DISTANCE OF 289.63 FEET; THENCE S.30[DEGREES]04'58"E., A DISTANCE OF 376.81 FEET TO A POINT ON A CURVE CONCAVE WESTERLY HAVING A RADIUS OF 1245.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 23[DEGREES]02'44"; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE RIGHT AN ARC DISTANCE OF 500.76 FEET TO A POINT OF REVERSE CURVATURE WITH A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 10.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 80[DEGREES]48'41"; THENCE FROM A RADIAL WHICH BEARS S82[DEGREES]57'46"W., SOUTHEASTERLY ALONG CURVE TO THE LEFT AN ARC DISTANCE OF
14.10 FEET; THENCE S.87[DEGREES]50'55"E., TANGENT TO THE LAST CURVE, A DISTANCE OF 137.05 FEET TO A POINT ON A CURVE CONCAVE NORTHERLY, HAVING A RADIUS OF
105.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 32[DEGREES]14'09"; THENCE FROM A RADIAL WHICH BEARS S.02[DEGREES]09'05"W., NORTHEASTERLY ALONG SAID CURVE AN ARC DISTANCE OF 59.08 FEET; THENCE N.59[DEGREES]54'56"E., TANGENT TO THE LAST CURVE, A DISTANCE OF 117.66 FEET TO A POINT ON A CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 106.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 14[DEGREES]20'56"; THENCE FROM A RADIAL WHICH BEARS N.30[DEGREES]05'04"W., SOUTHEASTERLY ALONG SAID CURVE, AN ARC DISTANCE OF 26.55 FEET; THENCE N.05[DEGREES]47'04"W., TANGENT TO THE LAST CURVE, A DISTANCE OF 511.45 FEET; THENCE N.73[DEGREES]26'22"E., A DISTANCE OF 743.81 FEET; THENCE N.59[DEGREES]07'42"E., A DISTANCE OF 726.09 FEET; THENCE S.41[DEGREES]09'26"E., A DISTANCE OF 512.31 FEET; THENCE S.50[DEGREES]04'02"W., A DISTANCE OF 518.76 FEET; THENCE S.03[DEGREES]23'10"E. A DISTANCE OF 416.56 FEET; THENCE N.89[DEGREES]33'15"W., A DISTANCE OF 518.10 FEET; THENCE S.82[DEGREES]42'54"W., A DISTANCE OF 204.18 FEET; THENCE S.75[DEGREES]59'22"W., A DISTANCE OF 524.36 FEET; THENCE S.64[DEGREES]47'20"W., A DISTANCE OF 256.61 FEET; THENCE S.00[DEGREES]00'00"W., A DISTANCE OF 46.08 FEET; THENCE S.69[DEGREES]19'51"E., A DISTANCE OF 156.06 FEET; THENCE N.89[DEGREES]40'03" E., ALONG A LINE PARALLEL WITH AND 73.00 FEET NORTH OF THE SOUTH LINE OF SAID SECTION 31, ALSO BEING THE CENTERLINE OF CHARLESTON BLVD., A


                           ("CONTINUED ON NEXT PAGE")
                            ------------------------

DISTANCE OF 1556.83 FEET; THENCE N.02[DEGREES]40'39"E., A DISTANCE OF 718.24 FEET; THENCE N.60[DEGREES]00'23"E., A DISTANCE OF 752.07 FEET; THENCE N.39[DEGREES]15'37"E., A DISTANCE OF 50.00 FEET; THENCE S.33[DEGREES]39'42"E., A DISTANCE OF 243.50 FEET; THENCE N.89[DEGREES]26'21"E., A DISTANCE OF 60.00 FEET TO A POINT ON THE WEST LINE OF THAT CERTAIN PARCEL OF LAND SHOWN AS L.V.V.W.D., A.P.N.=138-32-401-001 ON THE AFORESAID PARCEL MAP; THENCE N.00[DEGREES]33'39"W., A DISTANCE OF 325.00 FEET TO THE NORTHWEST CORNER OF THE AFORESAID PARCEL; THENCE S.89[DEGREES]26'21"W., A DISTANCE OF 122.37 FEET; THENCE N.03[DEGREES]15'12"E., A DISTANCE OF 185.92 FEET; THENCE N.45[DEGREES]06'08"E., A DISTANCE OF 322.73 FEET; THENCE S.87[DEGREES]19'36"E., A DISTANCE OF 204.43 FEET; THENCE N.56[DEGREES]10'59"E., A DISTANCE OF 572.72 FEET; THENCE N.65[DEGREES]08'21"E., A DISTANCE OF 245.50 FEET TO A POINT ON THE WEST RIGHT-OF-WAY LINE OF RAMPART BLVD.; THENCE N.39[DEGREES]51'15"E., A DISTANCE OF 859.38 FEET TO A POINT ON A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 54.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 90[DEGREES]00'00"; THENCE NORTHWESTERLY ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 84.82 FEET; THENCE N.50[DEGREES]08'45" W., TANGENT TO THE LAST CURVE AND ALONG THE FUTURE ALTA DRIVE, A DISTANCE OF 2.17 FEET TO A POINT ON A CURVE CONCAVE SOUTHERLY, HAVING A RADIUS OF 760.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 33[DEGREES]40'45"; THENCE FROM A RADIAL WHICH BEARS N.39[DEGREES]51'14"E., WESTERLY ALONG SAID CURVE TO THE LEFT AND ALONG THE SAID FUTURE SOUTH RIGHT-OF-WAY LINE OF ALTA DRIVE, AN ARC DISTANCE OF 446.74 FEET; THENCE LEAVING SAID CURVE FROM A RADIAL WHICH BEARS N.06[DEGREES]10'29"E., ON A BEARING OF S.55[DEGREES]19'16"W., A DISTANCE OF 845.91 FEET; THENCE S.65[DEGREES]09'52"W., A DISTANCE OF 354.20 FEET; THENCE N.88[DEGREES]08'01"W., A DISTANCE OF 211.78 FEET; THENCE N.68.42'48"W., A DISTANCE OF 233.33 FEET; THENCE N.10[DEGREES]17'23"E., A DISTANCE OF 227.70 FEET; THENCE N.19[DEGREES]42'37"W., A DISTANCE OF 220.00 FEET; THENCE, N.50[DEGREES]25'37"W., A DISTANCE OF 101.70 FEET; THENCE N.39[DEGREES]33'23"E., A DISTANCE OF 247.84 FEET TO A POINT ON A CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 25.00 FEET AND SUBTENDING A CENTAL ANGLE OF 85[DEGREES]40'28"; THENCE NORTHEASTERLY ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 37.38 FEET TO A POINT ON A CURVE CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 1040.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 06[DEGREES]59'56"; THENCE NORTHWESTERLY FROM A RADIAL WHICH BEARS S.35[DEGREES]13'51"E. ALONG SAID CURVE TO THE RIGHT, BEING THE FUTURE SOUTH RIGHT-OF-WAY LINE OF ALTA DRIVE, AN ARC DISTANCE OF 127.04 FEET TO A POINT ON A CURVE, CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 25.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 87[DEGREES]19'36"; THENCE SOUTHEASTERLY FROM A RADIAL WHICH BEARS N.42[DEGREES]13'47"E., ALONG SAID CURVE TO THE RIGHT AN ARC DISTANCE OF
38.10 FEET; THENCE


                           ("CONTINUED ON NEXT PAGE")
                            ------------------------

S.39[DEGREES]33'23"W., TANGENT TO THE LAST CURVE, A DISTANCE OF 245.97 FEET; THENCE N.90[DEGREES]00'00"W., A DISTANCE OF 127.77 FEET; THENCE S.39[DEGREES] 33'23"W., A DISTANCE OF 220.56 FEET; THENCE S.09[DEGREES]40'24"E., A DISTANCE OF 275.89 FEET; THENCE N.83[DEGREES]54'34"W., A DISTANCE OF 254.65 FEET; THENCE S.86[DEGREES]47'39"W., A DISTANCE OF 617.43 FEET; THENCE S.79[DEGREES]01'40"W., A DISTANCE OF 495.51 FEET; THENCE N.54[DEGREES]56'11"W., A DISTANCE OF 206.04 FEET; THENCE N.80[DEGREES]50'57"W., A DISTANCE OF 221.28 FEET; THENCE S.88[DEGREES]22'40"W., A DISTANCE OF 338.29 FEET; THENCE S.63[DEGREES]54'06"W., A DISTANCE OF 573.96 FEET; THENCE N.77[DEGREES]42'42"W., A DISTANCE OF 167.96 FEET; THENCE N.85[DEGREES]50'10"W., A DISTANCE OF 283.93 FEET; THENCE N.89[DEGREES]18'01"W., A DISTANCE OF 357.11 FEET; THENCE S.84[DEGREES]07'53"W., A DISTANCE OF 269.16 FEET; THENCE S.75[DEGREES]37'07"W., A DISTANCE OF 386.72 FEET; THENCE S.81[DEGREES]11'34"W., A DISTANCE OF 265.35 FEET; THENCE N.83[DEGREES]33'51"W., A DISTANCE OF 185.18 FEET; THENCE N.67[DEGREES]39'10"W., A DISTANCE OF 232.62 FEET; THENCE S.73[DEGREES]01'48"W., A DISTANCE OF 355.57 FEET; THENCE S.67[DEGREES]05'17"W., A DISTANCE OF 382.31 FEET; THENCE N.88[DEGREES]42'44"W., A DISTANCE OF 108.52 FEET TO A POINT ON THE WEST RIGHT-OF-WAY OF HUALAPAI WAY; THENCE S.06[DEGREES]05'57"E., ALONG THE SAID WEST RIGHT-OF-WAY OF HUALAPAI WAY A DISTANCE OF 1315.32 FEET TO THE POINT OF BEGINNING.

PARCEL II:
----------

AN EASEMENT FOR A CART PATH, PRIVATE ROADWAY AND WALKWAY WITH THE RIGHT OF INGRESS AND EGRESS AS CREATED BY AN INSTRUMENT AND RECORDED ______________ IN BOOK _______ OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. ________ OVER AND ACROSS THE FOLLOWING:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 31 AS SHOWN ON A PARCEL MAP RECORDED IN FILE 76 OF PARCEL MAPS, PAGE 65 IN THE OFFICE OF THE CLARK COUNTY RECORDER, SAID POINT BEING THE CENTERLINE INTERSECTION OF CHARLESTON BLVD. AND HUALAPAI WAY; THENCE N. 06[DEGREES]05'57" W., ALONG THE CENTERLINE OF HUALAPAI WAY AND THE WEST LINE OF SAID SECTION 31, A DISTANCE OF 893.94 FEET; THENCE
N. 83[DEGREES]54'03" E., A DISTANCE OF 50.00 FEET TO A POINT ON THE EAST LINE OF HUALAPAI WAY, THENCE N. 64[DEGREES]15'40" E., A DISTANCE OF 619.87 FEET; THENCE
N. 72[DEGREES]29'37" E., A DISTANCE OF 496.92 FEET, THENCE S.68[DEGREES]25'40" E., A DISTANCE OF 319.98 FEET; THENCE S.87[DEGREES]40'02" E., A DISTANCE OF
513.23 FEET; THENCE N.87[DEGREES]55'09" E., A DISTANCE OF 1033.86 FEET TO A POINT ON THE WEST LINE OF THE FUTURE PALACE COURT (A PRIVATE STREET) SAID POINT BEING THE POINT OF BEGINNING; THENCE N. 59[DEGREES]55'05" E., A DISTANCE OF
90.00 FEET TO A POINT ON THE EAST LINE OF

                          ("CONTINUED ON NEXT PAGE")
                           ------------------------

SAID PALACE COURT HEREINAFTER REFERRED TO AS POINT "A"; THENCE N.30[DEGREES]04'55"W., ALONG THE SAID EAST LINE OF PALACE COURT A DISTANCE OF
248.13 FEET TO A POINT ON A CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 295.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 13[DEGREES]16'62"; THENCE NORTHERLY ALONG SAID TANGENT CURVE, TO THE RIGHT AN ARC DISTANCE OF 68.38 FEET; THENCE S.81[DEGREES]53'08"W., A DISTANCE OF 90.80 FEET TO A POINT ON THE SAID WESTERLY LINE OF PALACE COURT BEING ON A CURVE CONCAVE EASTERLY, HAVING A RADIUS OF
385.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 15[DEGREES]19'20"; THENCE SOUTHEASTERLY ALONG SAID CURVE, FROM A RADIAL WHICH BEARS S.75[DEGREES]14'25"W., TO THE RIGHT AN ARC DISTANCE OF 102.96 FEET; THENCE S.30[DEGREES]04'55"E., ALONG SAID WESTERLY LINE OF PALACE COURT A DISTANCE OF 248.13 FEET TO THE POINT OF BEGINNING.

PARCEL III:
-----------

AN EASEMENT FOR A CART PATH, PRIVATE ROADWAY AND WALKWAY WITH THE RIGHT OF INGRESS AND EGRESS AS CREATED BY AN INSTRUMENT RECORDED ___________________ IN BOOK _______________ OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. ___________ OVER AND ACROSS THE FOLLOWING:

COMMENCING AT THE AFORESAID POINT "A", THENCE S.30[DEGREES]04'55"E., ALONG THE GOLF COURSE BOUNDARY AND THE EASTERLY LINE OF THE SAID PALACE COURT, A DISTANCE OF 41.50 FEET; THENCE S.30[DEGREES]04'58"E., A DISTANCE OF 376.81 FEET TO A POINT ON A CURVE CONCAVE WESTERLY HAVING A RADIUS OF 1245.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 23[DEGREES]02'44"; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE RIGHT AN ARC DISTANCE OF 500.76 FEET TO A POINT OF REVERSE CURVATURE WITH A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 10.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 80[DEGREES]48'41"; THENCE FROM A RADIAL WHICH BEARS S.82[DEGREES]57'46"W., SOUTHEASTERLY ALONG CURVE TO THE LEFT AN ARC DISTANCE OF
14.10 FEET; THENCE S.87[DEGREES]50'55"E., THENCE FROM A RADIAL WHICH BEARS DISTANCE OF 14.10 FEET; THENCE S.87[DEGREES]50'55"E., TANGENT TO THE LAST CURVE, A DISTANCE OF 118.78 FEET TO A POINT OF BEGINNING OF A 40.00 FOOT WIDE EASEMENT BEING 20.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE; THENCE S.02[DEGREES]09'05"W., ACROSS THE PRIVATE ACCESS ROAD TO PECCOLE WEST LOT 9, A DISTANCE OF 72.00 FEET; THENCE S.27[DEGREES]15'23"E., A DISTANCE OF 56.89 FEET; THENCE N.66[DEGREES]59'15"E., A DISTANCE OF 113.93 FEET; THENCE S.54[DEGREES]05'43"E., A DISTANCE OF 73.85 FEET TO A POINT ON THE BOUNDARY LINE OF THE GOLF COURSE BEING THE POINT OF ENDING. THE POINT OF ENDING IS AT A POINT ON THE BOUNDARY WHICH BEARS S.64[DEGREES]47'20" W., A DISTANCE OF 33.15 FEET FROM THE SOUTHWEST CORNER OF LOT 9 AS SHOWN ON THE ALTA SURVEY MAP. THE SIDELINES OF THE AFORESAID EASEMENT SHALL BE LENGTHENED OR SHORTENED TO CREATE A CONTINUOUS STRIP OF LAND AND TERMINATE AT THE BOUNDARY LINES OF THE GOLF COURSE PROPERTY.






                           ("CONTINUED ON NEXT PAGE")
                            ------------------------

                                    EXHIBIT B
                                    ---------

                                CONSTRUCTION WORK
                                -----------------


Construction of an additional nine (9) golf holes and related amenities at the Badlands Golf Course.

                                    EXHIBIT C
                                    ---------

                              CONSTRUCTION SCHEDULE
                              ---------------------

                                                                      EXHIBIT C


Construction Schedule    20-Nov-96
------------------------------------------------------------------------------------------------------------------------------------
Badlands Golf Club
------------------------------------------------------------------------------------------------------------------------------------
Third Nine
------------------------------------------------------------------------------------------------------------------------------------
                     1996                          1997
------------------------------------------------------------------------------------------------------------------------------------
Item            July-October  November  December  January  February  March  April  May  June  July  August September Item
------------------------------------------------------------------------------------------------------------------------------------
Design           [-----------------------]                                                                           Design
------------------------------------------------------------------------------------------------------------------------------------
Engineering             [------------------]                                                                         Engineering
------------------------------------------------------------------------------------------------------------------------------------
Permits                       [---------------]                                                                      Permits
------------------------------------------------------------------------------------------------------------------------------------
Staking                                [------]                                                                      Staking
------------------------------------------------------------------------------------------------------------------------------------
Blasting                                [-------------]                                                              Blasting
------------------------------------------------------------------------------------------------------------------------------------
Major Earthwork                           [-----------------------------]                                            Major Earthwork
------------------------------------------------------------------------------------------------------------------------------------
Rough Shaping                                     [---------------------------]                                      Rough Shaping
------------------------------------------------------------------------------------------------------------------------------------
Storm Drainage                                     [-------------------------]                                       Storm Drainage
------------------------------------------------------------------------------------------------------------------------------------
Lake Sealing                                       [--------]                                                        Lake Sealing
------------------------------------------------------------------------------------------------------------------------------------
Irrigation                                         [--------------------------------]                                Irrigation
------------------------------------------------------------------------------------------------------------------------------------
Feature                                                                                                              Feature
 construction                                               [----------------]                                        construction
------------------------------------------------------------------------------------------------------------------------------------
Cart Paths                                                        [----------------]                                 Cart Paths
------------------------------------------------------------------------------------------------------------------------------------
Landscaping                               [---]                   [-------]                                          Landscaping
------------------------------------------------------------------------------------------------------------------------------------
Topsoil Plating                                                       [--------------]                               Topsoil Plating
------------------------------------------------------------------------------------------------------------------------------------
Grassing                                                                            [-------]                        Grassing
------------------------------------------------------------------------------------------------------------------------------------
Grow-In                                                                                [------------------]          Grow-In
------------------------------------------------------------------------------------------------------------------------------------
Opening                                                                                                       ****   Opening
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT D
                                    ---------

                                      NOTE
                                      ----

                                    EXHIBIT D

                            PROMISSORY NOTE (SECURED)
                            -------------------------

$5,000,000.00                                                 November 15, 1996


     FOR VALUE RECEIVED, the undersigned, THE BADLANDS GOLF CLUB, INC., a Nevada corporation ("BORROWER"), promises to pay to the order of NATIONSCREDIT COMMERCIAL CORPORATION, a Delaware corporation with a principal place of business at One Canterbury Green, P.O. Box 120013, Stamford, Connecticut 06912-0013 ("LENDER"), to the account set forth in SUBSECTION 2.d below or at such other place as Lender may from time to time direct, the principal sum of up to FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00), or so much thereof as may have been advanced pursuant hereto and to the Loan Agreement, on or before the Maturity Date (both as defined below), together with interest thereon, all as hereinafter provided. Interest shall be computed and accrue on the principal amount hereof from time to time outstanding from the date advanced to the date of payment at a rate per annum equal to the Interest Rate (as defined below).

     1. DEFINITIONS. In addition to terms defined elsewhere in this Note, the following terms shall have the following definitions:

        a. "ADVANCE" shall mean an advance by Lender to Borrower in accordance with this Note or the Loan Agreement.

        b. "Business Day" shall mean any day other than a Saturday, Sunday or legal holiday on which commercial banks are authorized or required to be closed in Illinois or Connecticut.

        c. "DEFAULT RATE" shall mean a rate per annum equal to the lesser of (i) five percent (5%) per annum plus the Interest Rate, and (ii) the Maximum Rate.

        d. "DOLLARS" and the symbol "$" shall mean lawful money of the United States of America.

        e. "DSCR" shall mean the debt service coverage ratio, as determined by Lender pursuant to the Loan Agreement.

        f. EVENT OF DEFAULT" shall mean (i) the failure by Borrower to pay any installment of principal or interest under this Note within five (5) days following the due date thereof, (ii) the failure by Borrower to pay all sums owed to Lender under this Note and every Loan Document on or before the Maturity Date, (iii) the occurrence of any Event of Default under the Loan Agreement, the Mortgage or any other Loan Document, or (iv) the occurrence of any Event of Default under any of the documents evidencing or securing the Other Loan.

        g. EXTENDED TERM shall have the meaning set forth in SECTION 13 of this Note.

        h. "FIXED RATE" shall mean 10.95% per annum.

        i. "GUARANTOR" shall mean Senior Tour Players Development, Inc.

        j. "INCIPIENT DEFAULT" shall mean any condition which with the giving of notice or passage of time, or both, would constitute an Event of Default.

        k. "INTEREST RATE" shall mean the lesser of (i) the Maximum Rate, and
(ii) the Fixed Rate or the Default Rate, as applicable, from time to time in effect hereunder.

        1. "LOAN" shall mean the loan from Lender to Borrower evidenced by this Note and by the Loan Agreement.

        m. "LOAN AGREEMENT" shall mean that certain Loan Agreement of even date herewith by and between Lender and Borrower which, together with this Note, evidences the Loan.

        n. "LOAN DOCUMENTS" shall have the meaning set forth in the Loan Agreement. Any reference in this Note to any document which is a "Loan Document" shall mean such document as hereafter amended, modified or supplemented.

        o. "LOAN MONTH" shall mean any full calendar month during the term of this Note, with the first Loan Month being December, 1996 and the final Loan Month being November, 2001. The first Loan Month shall be deemed to include the partial month commencing on the date of this Note.

        p. "MATURITY DATE" shall mean the earlier to occur of: (i) December 1, 2001; or (ii) the date on which the entire principal amount evidenced by this Note and all accrued and unpaid interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise in accordance with the terms of this Note or any of the Loan Documents.

        q. "MAXIMUM RATE" shall mean the maximum interest rate allowed by applicable law in effect with respect to the Loan on the date for which a determination of interest accrued hereunder is made and after taking into account all fees, payments and other charges which are, under applicable law, characterized as interest.

        r. "MORTGAGE" shall mean that certain Deed of Trust and Security Agreement of even date herewith from Borrower to First American Title Company of Nevada, Trustee securing the Loan.

        s. "MORTGAGED PROPERTY" shall have the meaning set forth in Article I of the Mortgage.

        t. "NET CASH FLOW PAYMENT" shall mean 100% of the Net Cash Flow (as defined in the Loan Agreement) for the Loan Month in question.

        u. "OTHER LOAN" shall mean the loan by Lender to Borrower in the original maximum principal amount of $6,700,000.00, which loan is evidenced by a promissory note dated December 22, 1995, executed by Borrower in favor of Lender.

        v. "PREPAYMENT FACTOR" shall mean two percent (2%) commencing on the first day of the twenty-fifth (25th) Loan Month through and including the last day of the thirty-sixth (36th) Loan Month; provided, however, that if a prepayment occurs during first twenty-four (24) Loan Months under the circumstances described in SUBSECTION 4.d below, the Prepayment Factor shall be five percent (5%). During the Extended Term, if any, each of the references to "Loan Month" set forth above in this SUBSECTION 1.y, shall automatically be revised to read as follows: "Loan Month of the Extended Term."

         w. "PREPAYMENT FEE" shall mean the product of (i) the outstanding principal balance of this Note at the time of a prepayment (or, under the circumstances described in SECTION 7,1.F(VII) of the Loan Agreement, the amount of insurance proceeds applied by Lender to the outstanding principal balance of this Note), and (ii) the Prepayment Factor then in effect.

        x. "PAR FUNDS" shall have the meaning set forth in the Loan Agreement.

     2. Payment Of Interest and Principal.
        ---------------------------------

        a. On the date of this Note, Borrower shall pay to Lender a payment of interest only at the Interest Rate on the principal amount of the Loan commencing on the date of this Note through the last day of the current calendar month.

        b. Commencing on January 1, 1997 and continuing on the first day of each Loan Month thereafter until and including the Maturity Date, Borrower shall pay to Lender the sum of (i) all accrued interest at the Interest Rate on the principal amount hereof then outstanding and (ii) installments of principal for each Loan Month in the amounts set forth on EXHIBIT A attached hereto, which amounts are calculated to be equal to the amount which would be sufficient to amortize the principal balance of this Note over a twenty (20) year term commencing on the date hereof (or the remainder of said term at the time of each such monthly payment), with interest accruing thereon at ten percent (10%) per annum; provided that on the Maturity Date, the entire unpaid principal balance of this Note and all accrued and unpaid interest shall be due and payable.

        c. In addition to the payments required under SUBSECTIONS 2.a and 2.b above, Lender shall have the right, subject to and in accordance with SECTION 4.1.R of the Loan Agreement, to apply PAR Funds held by Lender to payment of (i) the outstanding principal balance of this Note, or (ii) upon the occurrence of an Event of Default, amounts then due and payable under the Loan Documents in such order and priority as Lender may elect in its sole and absolute discretion. Said mandatory payments made pursuant to SECTION 4.1.R of the Loan Agreement shall not be subject to the Prepayment Fee.

        d. The entire outstanding principal amount of the Loan, and all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date. Borrower acknowledges and agrees that a substantial portion of the principal balance evidenced by this Note will be outstanding and due and payable on the Maturity Date.

        e. All payments hereunder shall be made by wire transfer of immediately available federal funds without set-off or counterclaim and shall be made to the following account of Lender prior to 1:30 p.m., Eastern Standard Time, on the date due:

                  FIRST NATIONAL BANK OF CHICAGO
                  CHICAGO, ILLINOIS
                  ABA#071000013
                  ACCOUNT NUMBER:#52-56933
                  ACCOUNT NAME: NATIONSCREDIT COMMERCIAL CORPORATION
                  REFERENCE: THE BADLANDS GOLF CLUB, INC.


Whenever any payment to be made hereunder shall be stated to be due on a date other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the calculation of interest on such principal. Any payments received after 1:30 p.m., Eastern Standard Time shall be deemed received on the next Business Day and shall include interest to such next Business Day.

        f. All interest required to be paid by Borrower hereunder shall be calculated on the basis of a year consisting of 360 days and shall be paid in arrears for the actual number of days elapsed, calculated as to each Advance from and including the date the applicable period commences to, but not including, the date such period ends.

        g. If any regular monthly installment of principal and interest shall not be paid at the place required under this Note on or before the fifth (5th) day following the due date thereof, Borrower shall pay to Lender a late charge (the "LATE CHARGE") of five cents ($0.05) for each Dollar so overdue in order to compensate Lender for its frustration in the meeting of its financial and loan commitments and to defray part of Lender's expenses incident to handling such delinquent payments. This charge shall be in addition to any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender employs in connection with any Event of Default. To the extent that any Late Charge shall constitute interest under applicable law, the amount thereof, together with all other interest hereunder and under the Loan Documents, shall be expressly limited to the Maximum Rate. Nothing herein contained shall be deemed to constitute a waiver or modification of the due date for such installments or any deposits required to be made hereunder or under any of the Loan Documents or the requirement that Borrower make all payments of installments and deposits as and when the same are due and payable. In addition, Borrower shall pay to Lender interest at the Default Rate on (i) any part of any regular monthly installment of principal and interest which is not paid on or before the fifth (5th) day following the due date thereof, and (ii) any other amounts owed to Lender hereunder or under any Loan Document which are not paid on or before the tenth

(10th) day following the due date thereof; such interest at the Default Rate shall be calculated from the date the payment in question became due to the date such payment is made.

        h. Intentionally Deleted.

        i. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid to Lender for the use, forbearance, or detention of the money to be loaned under this Note or otherwise or for the payment or performance of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to the Loan exceed the Maximum Rate. If from any circumstances whatsoever fulfillment of any provision hereof or any of such other agreements shall cause the amount paid to exceed the Maximum Rate, then IPSO FACTO, the amount paid to Lender shall be reduced to the Maximum Rate, and if from any such circumstances Lender shall ever receive interest which exceeds the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, (i) be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full, so that the actual rate of interest on account of such indebtedness does not exceed the Maximum Rate throughout the term thereof; (ii) be characterized as a fee, expense or charge other than interest; and (iii) exclude any voluntary prepayments and the effects thereof. The terms and provisions of this SUBSECTION 2.i shall control and supersede every other provision of all agreements between Lender and Borrower.

        j. Except as otherwise expressly provided in this Note, the Loan Agreement or the Mortgage, each payment received by Lender shall be applied by Lender to amounts outstanding under the Loan Documents in such order and priority as Lender may elect in its sole and absolute discretion; provided, however, that if at the time of any payment there is due and payable any portion of the principal balance of this Note and sums not constituting repayment of principal, then such payment shall first be allocated to sums not constituting repayment of principal (in such order of priority as among the various obligations constituting such sums as Lender may elect in its sole and absolute discretion) before Lender applies such payments to the reduction of the outstanding principal balance of this Note.

     3. ADVANCE. (a) On the date hereof, Lender has advanced to or for the benefit of Borrower the sum of Two Hundred Five Thousand Three Hundred Sixty-three and 92/100 Dollars ($205,363.92) and Borrower hereby acknowledges its receipt of said funds.

        (b) So long as no Event of Default or Incipient Default exists, Lender shall, on the terms and conditions set forth in the Loan Agreement, make construction advances to or for the benefit of Borrower of up to $3,794,636.08.

        (c) So long as no Event of Default or Incipient Default exists, and subject to the terms and conditions set forth in the Loan Agreement, Lender shall make earnout advances to or for the benefit of Borrower of up to $1,000,000.00.

     4. PREPAYMENT. The Loan may not be prepaid, in whole or in part, at any time during the term hereof, except as expressly set forth below.

        a. Prepayment in full of the Loan is permitted at any time on or after the first day of the twenty-fifth (25th) Loan Month and prior to the Maturity Date; provided, however, that upon any such prepayment in full which is made on or before the last day of the thirty-sixth (36th) Loan Month, Borrower shall also pay Lender the Prepayment Fee. The Prepayment Fee is consideration for the privilege of making such prepayment, and shall be paid to Lender simultaneously with the making of the prepayment. The Prepayment Fee shall not apply to prepayment in part or in full made pursuant to SECTION 2.5 of the Mortgage or
SECTION 7.1.D of the Loan Agreement. Any such prepayment permitted hereunder and made by Borrower shall be applied to the repayment of the Loan in accordance with SUBSECTION 2.j of this Note; provided however, that any sums applied to the principal balance of this Note shall be so applied in the inverse order of maturity.

        b. Borrower shall give Lender thirty (30) days prior written notice of a proposed prepayment, which notice shall be irrevocable. Borrower's failure to make a prepayment in full in accordance with such a written notice from Borrower to Lender shall constitute an Event of Default.

        c. Any tender of payment by Borrower or any other party, except as expressly set forth in this SECTION 4, shall constitute a prohibited prepayment hereunder.

        d. If an Event of Default shall occur, whether or not the maturity of this Note has been accelerated, then a tender of payment by Borrower, or by any entity on behalf of Borrower, of the amount necessary to satisfy all sums due under this Note and the Loan Documents (including, without limitation, any sums due on any judgment rendered in any action) made at a time prior to, during or after a judicial foreclosure or a sale pursuant to the exercise of a power of sale of the property subject to the Loan Documents, must, to the extent permitted by law and subject to the provisions of SUBSECTION 2.i of this Note, be accompanied by the Prepayment Fee, if the Prepayment Fee would otherwise be applicable at the time of said Event of Default. Borrower acknowledges that Lender has relied upon the anticipated investment return under this Note in entering into this transaction and in making commitments to third parties.

        e. Borrower acknowledges that the Prepayment Fee represents a reasonable estimate of a fair and equitable compensation for the loss that may be sustained by Lender due to the prepayment of the principal sum evidenced by this Note. The Prepayment Fee shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid under the Loan Documents. Nothing herein contained shall constitute an agreement on the part of Lender to accept any prepayment, other than as expressly provided in SUBSECTION 4.a above.

     5. DEFAULT. Upon the occurrence of any Event of Default, the principal amount of the Loan, together with all accrued interest thereon and all amounts due and payable hereunder (including the Prepayment Fee, if applicable) shall immediately become due and payable on demand. If this Note, or any part hereof, is not paid when due, whether by acceleration or otherwise, Borrower promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees and disbursements, incurred by the holder hereof on account of such collection, whether or not suit is filed hereon. Additionally, after the Maturity Date, the Interest Rate shall without notice immediately become the Default Rate.

     6. NOTICES. All notices, demands and requests required or desired to be given hereunder shall be in writing and shall be delivered in person, by United States registered or certified mail, return receipt requested, postage prepaid, or by overnight courier addressed as follows:

                  To Borrower:

                  The Badlands Golf Club, Inc.
                  c/o Senior Tour Players Development, Inc.
                  266 Beacon Street
                  Boston, Massachusetts 02116
                           Attn: Stanton V. Abrams, President

                  with a copy to:

                  Davis, Malm & D'Agostine, P.C.
                  One Boston Place
                  Boston, Massachusetts 02108
                           Attn: Alan L. Stanzler, Esq.

                  To Lender:

                           NationsCredit Commercial Corporation
                           One Canterbury Green
                           P.O. Box 120013
                           Stamford, Connecticut 06912-0013
                                   Attn: Vice President, Commercial Real Estate

                  with a copy to:

                           NationsCredit Commercial Corporation
                           One Canterbury Green
                           P.O. Box 120013
                           Stamford, Connecticut 06912-0013
                              Attn: General Counsel
or at such other addresses or to the attention of such other persons as may from time to time be designated by the party to be addressed by written notice to the other in the manner herein provided. Notices, demands and requests given in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder when received or when delivery is refused or when the same are returned to sender for failure to be called for.

     7. GOVERNING LAW. In all respects, including, without limitation, matters of construction and performance of this Note and the obligations arising hereunder, this Note shall be governed by, and construed in accordance with, the internal laws of the State of Connecticut applicable to contracts and obligations made in such state and any applicable laws of the United States of America.

         8. WAIVER. Borrower hereby (a) waives demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest and all other notice (except notice specifically provided for herein or in the Loan Documents), filing of suit and diligence in collecting this Note or enforcing any of the security for this Note, (b) agrees to any substitution, exchange or release of any party primarily or secondarily liable hereon, (c) agrees that Lender or any other holder hereof shall not be required first to institute suit or exhaust its remedies hereon or to enforce its rights under any Loan Document in order to enforce payment of this Note, (d) consents to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to Borrower, and
(e) agrees that the failure to exercise any option or election herein provided upon the occurrence of any default in respect hereto shall not be construed as a waiver of the right to exercise such option or election at any later date or upon the occurrence of a subsequent default in respect hereto.

     9. BUSINESS PURPOSE. Borrower represents and warrants that the proceeds of this Note will be used for business purposes and not for personal, family or household purposes.

     10. Severability. If any provision of this Note or any payments pursuant to this Note shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by applicable law.

     11. MISCELLANEOUS.

         a. BORROWER HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY BORROWER, AND BORROWER ACKNOWLEDGES THAT LENDER HAS NOT MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER ACKNOWLEDGES THAT BORROWER HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT

LEGAL COUNSEL, SELECTED BY BORROWER, AND THAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         b. Borrower hereby submits to personal jurisdiction in the State of Connecticut for the enforcement of the provisions of this Note and irrevocably waives any and all rights to object to such to such jurisdiction for the purposes of litigation to enforce any provision of this Note. Borrower hereby consents to the jurisdiction of and agrees that any action, suit or proceeding to enforce this Note may be brought in any state or federal court in the State of Connecticut. Borrower hereby irrevocably waives any objection which Borrower may have to the laying of the venue of any such action, suit, or proceeding in any such court and hereby further irrevocably waives any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. Borrower hereby appoints the Secretary of the State of Connecticut as its agent for service of process. Borrower hereby consents that service of process in any action, suit or proceeding may be made by service upon the aforesaid agent for service of process, by personal service upon Borrower, or by delivery in accordance with the notice requirements of SECTION 8 of this Note or in such other manner permitted by law.

        c. TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE AND THE LOAN AGREEMENT AND SECURED BY THE OTHER LOAN DOCUMENTS, BORROWER AGREES THAT THE SAID TRANSACTION IS COMMERCIAL AND NOT A CONSUMER TRANSACTION AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, WAIVES ANY RIGHT TO NOTICE OF AND HEARING OF THE RIGHT OF LENDER UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, REVISION OF 1958, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.

        d. This Note shall be binding upon Borrower and its representatives, successors and assigns.

        e. This Note may not be changed orally, but only by an agreement in writing signed by Borrower and Lender.

        f. The headings used in this Note are for ease of reference only and shall not be used to construe or interpret this Note.

        g. Borrower agrees that the terms and conditions of this Note are the result of negotiations between Borrower and Lender and that this Note shall not be construed in favor of or against any party by mason of the extent to which any party or its professionals participated in the preparation of this Note.

     12. LIMITATION ON LIABILITY. The personal liability of Borrower under this Note shall be limited in the manner and to the extent expressly set forth in
SECTION 9.19 of the Loan Agreement, which SECTION 9.19 is hereby incorporated by this reference.

     13. EXTENSION OPTION. Provided that Borrower complies with all of the terms and conditions of Section 5.4 of the Loan Agreement, then Borrower may, upon the delivery, of at least ninety (90) days' prior written notice to Lender, elect to extend the term of this Note for one (1) additional term of five (5) years (the "EXTENDED Term") on the terms set forth in Section 5.4 of the Loan Agreement. Borrower acknowledges and agrees that the Prepayment Fee shall apply during the Extended Term pursuant to and in accordance with the terms and provisions of this Note. Borrower agrees to execute any additional documentation required by Lender in connection with any Extended Term.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized representative as of the date and year first above written.

                                      THE BADLANDS GOLF CLUB, INC., a Nevada
                                      corporation



                                      By: /s/ Stanton V. Abrams
                                         -------------------------
                                              Stanton V. Abrams
                                              President

                                      Borrower's Taxpayer Identification
                                      Number: 04-3295344

STATE OF Massachusetts         ss.
         ---------------------

COUNTY OF Suffolk              ss.
          ---------------------

     On this, the 15th day of November, 1996, before me, the undersigned officer, personally appeared Stanton V. Abrams, who acknowledged himself to be the President of THE BADLANDS GOLF CLUB, INC., a Nevada corporation, and that he, as such President, being authorized so to do, executed the foregoing Promissory Note for the purposes therein contained.


     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       /s/ Robert E. Richards, Jr.
                                      -----------------------------------------
                                      Notary Public     ROBERT E. RICHARDS, JR.
                                                             NOTARY PUBLIC
                                                         MY COMMISSION EXPIRES
                                                            SEPT. 30, 1999

                             EXHIBIT A
                             ---------

                   BADLANDS GOLF COURSE-PHASE II

                      AMORTIZATION SCHEDULE

                LOAN BALANCE                   LOAN BALANCE
MONTH                 BOM     PRINCIPAL              EOM
-----------------------------------------------------------
   0
   1            5,000,000         6,584          4,993,416
   2            4,993,416         6,639          4,986,776
   3            4,986,776         6,695          4,980,082
   4            4,980,082         6,750          4,973,331
   5            4,973,331         6,807          4,966,525
   6            4,966,525         6,863          4,959,661
   7            4,959,661         6,921          4,952,741
   8            4,952,741         6,978          4,945,762
   9            4,945,762         7,036          4,938,726
  10            4,938,726         7,095          4,931,631
  11            4,931,631         7,154          4,924,477
  12            4,924,477         7,214          4,917,263
  13            4,917,263         7,274          4,909,989
  14            4,909,989         7,335          4,902,655
  15            4,902,655         7,396          4,895,259
  16            4,895,259         7,457          4,887,802
  17            4,887,802         7,519          4,880,282
  18            4,880,282         7,582          4,872,700
  19            4,872,700         7,645          4,865,055
  20            4,865,055         7,709          4,857,346
  21            4,857,346         7,773          4,849,573
  22            4,849,573         7,838          4,841,735
  23            4,841,735         7,903          4,833,832
  24            4,833,832         7,969          4,825,863
  25            4,825,863         8,036          4,817,827
  26            4,817,827         8,103          4.809,724
  27            4,809,724         8,170          4,801,554
  28            4,801,554         8,238          4,793,316
  29            4,793,316         8,307          4,785,009
  30            4,785,009         8,376          4,776,633
  31            4,776,633         8,446          4,768,188
  32            4,768,188         8,516          4,759,671
  33            4,759,671         8,587          4,751,084
  34            4,751,084         8,659          4,742,426
  35            4,742,426         8,731          4,733,695
  36            4,733,695         8,804          4,724,891
  37            4,724,891         8,877          4,716,014
  38            4,716,014         8,951          4,707,063
  39            4,707,063         9,026          4,698,038
  40            4,698,038         9,101          4,688,937
  41            4,688,937         9,177          4,679,760
  42            4,679,760         9,253          4,670,507
  43            4,670,507         9,330          4,661,177
  44            4,661,177         9,408          4,651,769
  45            4,651,769         9,486          4,642,283
  46            4,642,283         9,565          4,632,717
  47            4,632,717         9,645          4,623,072
  48            4,623,072         9,725          4,613,347



                  BADLANDS GOLF COURSE-PHASE II

                     AMORTIZATION SCHEDULE

           Loan Balance                       Loan Balance
Month                 BOM     Principal                EOM
----------------------------------------------------------
  49            4,613,347         9,807          4,603,540
  50            4,603,540         9,888          4,593,652
  51            4,593,652         9,971          4,583,681
  52            4,583,681        10,054          4,573,628
  53            4,573,628        10,138          4,563,490
  54            4,563,490        10,222          4,553,268
  55            4,553,268        10,307          4,542,961
  56            4,542,961        10,393          4,532,568
  57            4,532,568        10,480          4,522,088
  58            4,522,088        10,567          4,511,521
  59            4,511,521        10,655          4,500,866
  60            4,500,866        10,744          4,490,122



                                    EXHIBIT E
                                    ---------

                             PERMITTED ENCUMBRANCES
                             ----------------------

                                    EXHIBIT E
                                    ---------

                             PERMITTED ENCUMBRANCES
                             ----------------------


1. PROVISIONS, RECITED ON THE DEDICATION STATEMENT ON THE PARCEL MAP RECORDED MARCH 20, 1992 IN BOOK 920320, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, AS DOCUMENT NO. 00789, IN FILE 71, PAGE 95 OF PARCEL MAPS.

2. PROVISIONS, RECITED ON THE DEDICATION STATEMENT ON THE PARCEL MAP RECORDED AUGUST 13, 1993 IN BOOK 930813, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, AS DOCUMENT NO. 00806, IN FILE 76, PAGE 65 OF PARCEL MAPS.

3. AN EASEMENT FOR PUBLIC UTILITIES AND INCIDENTAL PURPOSES AS SHOWN UPON PARCEL MAP, RECORDED IN FILE 76, PAGE 65 OF PARCEL MAPS.

4. A WATER FACILITIES INSTALLATION AGREEMENT DATED MARCH 1, 1994 BY AND BETWEEN LAS VEGAS VALLEY WATER DISTRICT, A QUASIMUNICIPAL CORPORATION AND PECCOLE 1982 TRUST RECORDED APRIL 22, 1994 IN BOOK 940422 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, AS DOCUMENT NO. 01401.

5. AN EASEMENT FOR PIPELINE FOR CONDUCTING WATER, AS CONVEYED TO LAS VEGAS VALLEY WATER DISTRICT, BY AN INSTRUMENT RECORDED OCTOBER 20, 1994, IN BOOK 941020 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, AS DOCUMENT NO. 00891, OVER THAT PORTION OF SECTION 31, TOWNSHIP 20 SOUTH, RANGE 60 EAST, M.D.M., CITY OF LAS VEGAS, CLARK COUNTY, NEVADA DESCRIBED AS FOLLOWS:

      BEING A STRIP OF LAND THIRTY (30) FEET IN WIDTH, LYING FIFTEEN (15) FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:

      COMMENCING AT THE SOUTHWEST CORNER (SW COR.) OF THE SOUTHEAST QUARTER (SE 1/4) OF SAID SECTION 31; THENCE NORTH 89(degree) 40' 04" EAST, ALONG THE SOUTH LINE THEREOF, 156.15 FEET; THENCE NORTH 00(degree) 19' 56" WEST, 1183.46 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 30(degree) 04' 58" WEST, 359.50 FEET; THENCE NORTH 11(degree) 44' 39" WEST, 413.50 FEET; THENCE NORTH 05(degree) 23' 25" EAST, 250.00 FEET; THENCE NORTH 21(degree) 17' 39" EAST, 652.76 FEET; THENCE NORTH 68(degree) 42' 21" WEST, 427.00
      FEET; THENCE NORTH 55(degree) 25' 45" WEST, 185.00 FEET: THENCE NORTH 48(degree) 38' 49" WEST, 425.30 FEET; THENCE NORTH 71(degree) 33'22" WEST,
      401.00 FEET; THENCE NORTH 07(degree) 09' 14" EAST, 501.42 FEET; THENCE NORTH 04(degree) 37' 40" WEST, 142.45 FEET

      TO THE POINT OF ENDING, FROM WHICH THE NORTHEAST (NE COR.) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) BEARS NORTH 89(degree) 10' 53" WEST, 758.50 FEET.

6. AN ON-SITE DRAINAGE IMPROVEMENT AGREEMENT DATED JUNE 12, 1995 BY AND BETWEEN CITY OF LAS VEGAS AND SENIOR TOUR PLAYERS DEVELOPMENT, INC. AND PECCOLE 1982 TRUST RECORDED AUGUST 14, 1995 IN BOOK 950814 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, AS DOCUMENT NO. 01303.

7. A CITY OF LAS VEGAS PUBLIC WORKS DEPARTMENT SPECIAL IMPROVEMENT DISTRICT ASSESSMENT IN THE ORIGINAL AMOUNT OF $562,265.97, AS DISCLOSED BY THE FINAL ASSESSMENT ROLL LOCAL IMPROVEMENT DISTRICT NO. 1405, RECORDED SEPTEMBER 7, 1995 IN BOOK 950907 OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. 00803. (COVERING ALSO OTHER LANDS)

8. THE EFFECT OF THAT CERTAIN REVERSIONARY PARCEL MAP AS SHOWN BY MAP THEREOF ON FILE IN FILE 83 OF PARCEL MAPS, PAGE 83 AND RECORDED NOVEMBER 9, 1995 IN BOOK 951109 OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. 00892 AND AMENDED BY CERTIFICATE OF AMENDMENT AND RECORDED MAY 10, 1996 IN BOOK 960510 OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. 01349. EASEMENTS AS SHOWN AND DELINEATED ON SAID REVERSIONARY MAP.

9. PROVISIONS, RECITED ON THE DEDICATION STATEMENT ON THE PARCEL MAP RECORDED NOVEMBER 9, 1995 IN BOOK 951109, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, AS DOCUMENT NO. 02011, IN FILE 83, PAGE 86 OF PARCEL MAPS.

10. A SIXTY (60') FOOT PRIVATE ROAD EASEMENT AS SHOWN AND DELINEATED ON MAP OF PECCOLE WEST.

11. THIRD AND FOURTH INSTALLMENTS OF TAXES FOR THE FISCAL YEAR JULY 1, 1996 THROUGH JUNE 30, 1997 INCLUDING ANY SECURED PERSONAL PROPERTY TAXES, ARE NOT YET DUE AND PAYABLE.


12. THE FOLLOWING RESERVATIONS AS CONTAINED IN PATENT FROM THE UNITED STATES OF AMERICA:

      "SUBJECT TO ANY VESTED AND ACCRUED WATER RIGHTS FOR MINING, AGRICULTURAL, MANUFACTURING, OR OTHER PURPOSES, AND RIGHTS FOR DITCHES AND RESERVOIRS USED IN CONNECTION WITH SUCH WATER

      RIGHTS AS MAY BE RECOGNIZED AND ACKNOWLEDGED BY THE LOCAL CUSTOMS, LAWS AND DECISIONS OF COURTS; AND THERE IS RESERVED FROM THE LANDS HEREBY GRANTED, A RIGHT-OF-WAY THEREON FOR DITCHES OR CANALS CONSTRUCTED BY THE AUTHORITY OF THE UNITED STATES.

      RESERVATION BY THE THE UNITED STATES ALL MINERALS, IN THE LAND SO GRANTED, TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE, AND REMOVE THE SAME, AS AUTHORIZED BY THE PROVISIONS OF SAID SECTION 8, AS AMENDED AS AFORESAID.

      SUJBECT TO THE RESERVATION OF A RIGHT-OF-WAY FOR A FEDERAL AID HIGHWAY UNDER THE ACT OF NOVEMBER 9, 1921 (42 STAT., 212)."
      RECORDED:          DECEMBER 5, 1958 IN BOOK 180 OF OFFICIAL RECORDS
      DOCUMENT NO.:      146618, CLARK COUNTY, NEVADA RECORDS
      AND
      RECORDED:          OCTOBER 23, 1985 IN BOOK 2205 OF OFFICIAL RECORDS
      DOCUMENT NO.:      2164188, CLARK COUNTY, NEVADA RECORDS
      (ENDORSEMENT ISSUED BY TITLE COMPANY).

13. A CITY OF LAS VEGAS IMPROVEMENT DISTRICT ASSESSMENT IN THE AMOUNT OF $1,139,846.64, AS DISCLOSED BY THE FINAL ASSESSMENT ROLL LOCAL IMPROVEMENT DISTRICT NO. 491, RECORDED JANUARY 21, 1992 IN BOOK 920121 OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. 00781 AND AS AMENDED BY A CITY OF LAS VEGAS IMPROVEMENT DISTRICT ASSESSMENT IN THE AMOUNT OF $357,493.68, APN: 138-32-201-002 AND $250,408.35, APN: 138-31-601-003, AS
      DISCLOSED BY THE FINAL ASSESSMENT ROLL LOCAL IMPROVEMENT DISTRICT NO. 491, RECORDED DECEMBER 2, 1994 IN BOOK 941202 OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. 00748. SAID ASSESSMENT IS PAID CURRENT. (AFFECTS A PORTION OF SAID LAND AND OTHER PROPERTY)

                                    EXHIBIT F
                                    ---------

                          AFFIDAVIT AND ADVANCE REQUEST
                          -----------------------------


TO:                      NationsCredit Commercial Corporation

BORROWER:
                         --------------------------------------

PROJECT:                 The Badlands Golf Course at Peccole Ranch

LOAN:

ADVANCE REQUEST NO.:                               AMOUNT:$
                    -------------------                    --------------------

PERIOD COVERED:             , 19       THROUGH:             , 19
                ------------     ---            ------------     ---

      BEFORE ME. the undersigned authority, on this day personally appeared the person executing this affidavit, who, being by me first duly sworn, deposed and said:

      1. I am the person and officer of Borrower as indicated on the execution line of this affidavit; I am duly authorized to make this affidavit and to execute and deliver the related request for payment.

      2. All reports, statements, and other documentation heretofore or herewith delivered by or on behalf of Borrower to Lender are substantially true and correct and in all what they purport and appear to be.

      3. Attached is an itemization of the amount of the advance request and if an advance for Hard Costs is requested, also attached are AIA Document G-702 and G-703 (1992 Edition) forms executed by the General Contractor and approved by Borrower's Designer, all completed for the above amount and period, together with all supporting documentation required by Lender's Loan Agreement with Borrower for the Project, all of which are true and correct and in all respects what they purport and appear to be.

      4. Borrower has not been served with any written notice that a lien will be claimed for any amount unpaid for materials delivered, labor performed, or services provided in connection with the properties, or any part thereof, and, to the Borrower's knowledge, no valid basis exists for the filing of any mechanic's or materialman's liens or claims with respect to all or any part of the properties.

      5. I understand that this affidavit is made for the purpose of inducing Lender to advance funds to Borrower and for Borrower to make payments of such funds as appropriate under the loan documents and that, in so lending funds or making payment, Lender and Borrower will rely upon the accuracy of matters stated in this affidavit.

      6. All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate in all respects as of the date of this Advance Request, except as follows (if any):

      7. No Event of Default or Incipient Default exists (or would result from the Advance herein requested), except as follows (if any):

      8. No part of the Property has been taken by eminent domain proceedings, and Borrower has not received written notice of any proceedings or negotiations therefor which are pending, except as follows (if any):

      9. All previously disbursed Loan funds have been expended, or are being held in trust, for the sole purpose of paying Project costs included in the Construction Budget and previously incurred by Borrower as set forth in previous Advance Requests; no part of said funds has been used for any other purpose.

      10. Borrower has previously or concurrently disclosed to Lender all matters known to Borrower that are required to be so disclosed under the Loan Documents.

      11. All conditions precedent to Borrower's right to receive the requested Advance have been met in accordance with the terms of the Loan Documents.

      12. The amounts and percentages set forth in this Advance Request (including the Advance Request for Work Completed summary and any AIA Document G-702 and G-703 submitted in connection herewith) are true and correct.

      13. The aggregate sum of (i) Loan funds previously disbursed for Costs, plus (ii) the Loan funds included in this Advance Request, plus (iii) the existing retainage, does not exceed the aggregate amount incurred and/or expended to date for Costs for Construction Work incorporated into the Improvements and for stored materials.

      14. Upon disbursement by Borrower of the funds advanced by Lender as requested in this Advance Request, all obligations for Construction Work and other costs heretofore incurred by Borrower in connection with the Project and which are due and payable will be fully paid and satisfied.

      15. The actual cost required to complete all matters of a type included in any line item in the Construction Budget does not exceed the amount allocated to that line item in the Construction Budget, except as follows (if any):

      16. All change orders to the Plans and specifications have been submitted to Lender and all change orders for which an Advance is requested hereby have been consented to by Lender to the extent required under the Loan Documents.

      17. All lien waivers or payment receipts required under the terms of the Loan Documents for this Advance Request have been submitted to Lender.

      18. The construction of the Improvements is progressing in a satisfactory manner so as to assure completion thereof on or before the Completion Date in accordance with the Plans and Specifications and the Loan Documents.

      19. Borrower agrees to notify Lender in writing immediately if the matters certified herein will not be true and correct as of the time of the requested Advance, and the foregoing certifications shall be deemed made and ratified as of the time of the Advance unless Borrower so notifies Lender in writing before that time.

      20. As of the date hereof, Borrower has no claims, causes of action, demands against Lender, or defenses or offsets to payment of the Loan or any other amounts due under the Loan Documents.

      21. Borrower has undertaken all investigation necessary to make all of the foregoing statements.

      22. Lender's acceptance of this Advance Request will in no way operate as a waiver by Lender of any term, condition, covenant or agreement contained in the Loan Documents, or of Lender's right to enforce any term, condition, covenant or agreement therein.

      EXECUTED as of the date first written above.

                                             AFFIANT:

                                             --------------------------------


                                             By:
                                                -----------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------

STATE OF                                    [Sections]
                                            [Sections]
COUNTY OF                                   [Sections]



         SUBSCRIBED AND SWORN BEFORE ME, on this     day of          , 199 .
                                                 ----       ---------     -

                                        ------------------------------------
                                        Notary Public
                                        Printed Name:
                                                     -----------------------
                                        My Commission Expires:
                                                               -------------

                                    EXHIBIT G
                                    ---------

                             INSURANCE REQUIREMENTS
                             ----------------------


            (1) Insurance against loss to the Property on an "All Risk" policy form, covering insurance risks no less broad than those covered under a Standard Multi Peril (SMP) policy form, which contains a 1987 Commercial 150 "Causes of Loss - Special Form", and such other risks as Lender may reasonably require, including risk of hurricane, insurance covering the cost of demolition of undamaged portions of any portion of the Property when required by code or ordinance and the increased cost of reconstruction to conform with current code or ordinance requirements, in amounts equal to the full replacement cost of the Property (other than the Land), including fixtures and equipment, Borrower's interest in leasehold improvements, and the cost of debris removal, with 100% co-insurance with an agreed amount endorsement and deductibles of not more than $10,000.00;

            (2) Business interruption/extra expense insurance in amounts sufficient to pay during any period in which the Property may be damaged or destroyed, on a gross income basis for a period of twelve (12) months (i) all business income derived from the Property and (ii) all amounts (including all impositions, utility charges and insurance premiums) required to be paid by Borrower;

            (3) During the performance of the Construction Work and the making of any other alterations or improvements to the Property insurance covering claims based on the owner's or employer's contingent liability not covered by the insurance provided in subsection (f) below.

            (4) Insurance against loss or damage by flood or mud slide in compliance with the Flood Disaster Protection Act of 1973, as amended from time to time, if the Property or any portion thereof is now, or at any time while the Loan remains outstanding shall be, situated in any area which an appropriate Governmental Authority designates as a special flood hazard area, Zone A or Zone V, in amounts equal to the full replacement value of all above grade structures on the Property;

            (5) Insurance against loss or damage by earthquake, if the Premises are now, or at any time while the Loan remains outstanding shall be, situated in any area which is classified as a Major Damage Zone, Zones 3 and 4, by the International Conference of Building Officials in an amount equal to the probable maximum loss for the Premises, fixtures and equipment, plus the cost of debris removal;

            (6) Commercial general public liability insurance, with the location of the Property designated thereon, against death, bodily injury and property damage arising in connection with the Property with Borrower listed as the named insured with such limits as Lender may reasonably require, but in no event less than $1,000,000, and written on a 1986 Standard ISO occurrence basis form or equivalent form, and excess umbrella liability insurance with such limits as Lender may reasonably require, but in no event less than $10,000,000; and

            (7) Such other insurance relating to the Property and the use and operation thereof, as Lender may, from time to time, reasonably require, including dramshop, products liability and workers' compensation insurance.

      All insurance shall: (i) be carried by companies qualified to do business in the State with a Best's rating of A-6 or better; (ii) be in form and content reasonably acceptable to Lender; (iii) provide thirty (30) days' advance written notice to Lender before any cancellation, material modification or notice of non-renewal.

      All physical damage policies and renewals shall contain a standard mortgagee clause naming Lender as mortgagee, which clause shall expressly state that any breach of any condition or warranty by Borrower shall not prejudice the rights of Lender under such insurance, and a loss payable clause in favor of Lender for personal property, contents, inventory, equipment and business interruption. All liability policies and renewals shall name Lender as an additional insured with respect to policies in which Lender has an interest. No additional parties shall appear in the mortgage or loss payable clause without Lender's prior written consent. All deductibles shall be in amounts acceptable to Lender. In the event of the foreclosure of the Mortgage or any other transfer of title to the Property in full or partial satisfaction of the Loan, all right, title and interest of Borrower in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee.

      During any period during which construction is conducted on the Premises and during which period the construction and materials are not covered by the existing policies, Borrower shall cause to be provided to Lender, premium prepaid insurance policies covering the Property (which during construction shall be on an "All-Risk" perils, including theft, "Builder's Risk", "Completed Value" form) in companies and forms satisfactory to Lender, and in amounts equal to the replacement costs of the Improvements (including construction materials and personal property on or off site) covering insurance risks no less broad than those covered under a Standard Multi Peril (SMP) policy form, which contains a 1987 Commercial ISO "Causes of Loss-Special Form", with coverage for such other expenses as Lender may reasonably require, including: debris removal; cost of demolition of the undamaged portion of a building when required by code or ordinance; increased cost of reconstruction to conform with current code or ordinance requirements; real estate property taxes; architect, engineering, and consulting fees; legal and accounting fees, including the cost of in-house attorneys and paralegals; advertising and promotional expenses; interest on money borrowed; additional commissions incurred upon renegotiating leases and any and all other expenses which may be incurred as a result of any property loss or destruction by an insured peril. Such insurance shall contain an agreed amount endorsement (such amount to include foundation and underground pipes) and bear a 100% co-insurance clause. The deductible shall be not more than $10,000. Said policies shall contain a standard mortgagee clause naming Lender as mortgagee, and a permission to occupy endorsement.

      In addition, Borrower shall cause to be furnished to Lender certificates from the insurance carrier for each general contractor evidencing workers' compensation, employers' liability, commercial auto liability, and commercial general liability insurance (including contractual liability and completed operations coverage) written on a 1986 standard "ISO" occurrence basis form or equivalent and excess umbrella coverage, carried during the course of construction, with general liability insurance limits as Lender may reasonably require, but in no event less than $1,000,000. Lender shall be named as an additional insured under such liability policies. Borrower shall cause each subcontractor to maintain commercial general liability, commercial automobile liability, workers' compensation, employers' liability, and excess umbrella liability coverage in form and amount reasonably satisfactory to Lender.

      The additional insurance provisions for construction periods do not obviate or otherwise affect requirements of the Loan Agreement or the previous portions of this Exhibit, which requirements remain a part of this Agreement in their entirety.

                                    EXHIBIT H
                                    ---------

                       CONSTRUCTION MANAGER'S CERTIFICATE
                       ----------------------------------

      This Certification is made to NationsCredit Commercial Corporation, a Delaware corporation (the "Lender") and its successors and/or assigns, by the undersigned pursuant to Section 6.2.F of that certain Loan Agreement (hereinafter, as the same may from time to time be amended, modified or supplemented, called the "Loan Agreement") dated as of _______________, 1996, among The Badlands Golf Club, Inc., a Nevada corporation (the "Borrower") and the Lender. Unless otherwise defined or provided herein, capitalized terms used herein are used as defined in the Loan Agreement. The undersigned hereby certifies to Lender as follows:

      1. The undersigned is the supervising the Construction Work.

      2. This Certification is made in support of the Borrower's Request for Advance dated _____, 199__, (the "Request"). The undersigned acknowledges that Lender is relying on this Certification in connection with the making of the Construction Advance under Borrower's Request.

      3. The undersigned has reviewed Borrower's Request and the Construction Advance to be made in connection therewith is for the payment of construction costs incurred in connection with the Construction Work.

      4. The Construction Work performed in connection with the Request has been completed in accordance with the Plans and Specifications delivered to Lender.

      5. The Construction Work complies with all building and zoning rules. The Construction Work completed as of the date of the Request has been inspected and approved by each Governmental Authority and by each other person and entity (including any tenants) required to inspect and approve the Construction Work. All necessary licenses, permits, approvals and consents required by any Governmental Authority for the Construction Work for which this Request is made, have been obtained.

      IN WITNESS WHEREOF, the undersigned has hereunto set his name or has caused this Certificate to be executed as of the date set forth below.

Dated:                      , 199
      ---------------------          ------------------------------------

                                    EXHIBIT I
                                    ---------

                                EQUIPMENT LEASES
                                ----------------

         o        American Equipment Leasing -- Turf Maintenance Equipment

         o        Fore Stars Ltd. -- Ground Lease

         o        Graybar Financial Services -- Telephone System

         o        Ikon Capital -- Fax Machine

         o        John Deere Credit -- Sky Caddie

         o        John Deere Credit -- Sky Caddie

         o        Minolta -- Copier

         o        Pitney Bowes -- Postage Meter

         o        NationsCredit -- Sky Caddie

         o        Associates Leasing -- Golf Carts

         o        Associates Leasing -- Golf Carts

         o        AEL Note #2 -- Clubhouse FF&E

                                    EXHIBIT J
                                    ---------

                                   LITIGATION
                                   ----------

                                      NONE
                                      ----